IVY CAPITAL APPRECIATION FUND

6300 LAMAR AVENUE

OVERLAND PARK, KANSAS 66201

Dear Shareholder:

I am writing to inform you that on or about June 10, 2011 Ivy Capital Appreciation Fund will be reorganized into Ivy Large Cap Growth Fund. Both Funds are managed by Ivy Investment Management Company and both invest in a mix of equity securities and cash and cash equivalents. The Combined Prospectus and Information Statement contains further information about the reorganization and Ivy Large Cap Growth Fund. Please read it carefully.

The Board of Trustees of Ivy Funds unanimously approved the reorganization as being in the best interests of the Funds after considering the Funds’ current assets under management, similar investment objectives and opportunities for growth. You will not incur any sales loads or similar transaction costs in connection with the reorganization.

You do not need to take any action regarding your account. Your shares of Ivy Capital Appreciation Fund will automatically be converted, at net asset value, into shares of equal net asset value of Ivy Large Cap Growth Fund after the close of business on June 10, 2011. Please note that the reorganization is not a taxable event, but redeeming or exchanging your shares may be a taxable event depending on your individual tax situation.

Sincerely,

Henry J. Herrmann, President

Ivy Funds

April 15, 2011

Combined Prospectus and Information Statement

April 15, 2011

Reorganization of the Assets and Liabilities of the

Ivy Capital Appreciation Fund, a series of

Ivy Funds

By and in Exchange for Shares of and Assumption of Liabilities by

Ivy Large Cap Growth Fund, a series of

Ivy Funds

6300 Lamar Avenue

Overland Park, Kansas 66201-9217

This Combined Prospectus and Information Statement (“Prospectus/Information Statement”) contains information you should know about the Agreement and Plan of Reorganization (“Reorganization Plan”) relating to the reorganization of Ivy Capital Appreciation Fund (the “Cap Appreciation Fund”) into the Ivy Large Cap Growth Fund (the “Large Cap Growth Fund” and together with the Cap Appreciation Fund, the “Funds,” each, a “Fund”) (the “Reorganization”).

The Funds are series of Ivy Funds, a Delaware statutory trust (the “Trust”), a registered, open-end management investment company. The Cap Appreciation Fund’s investment objective is to provide long-term capital appreciation. The Large Cap Growth Fund’s investment objective is to provide appreciation of your investment. You should read this Prospectus/Information Statement, which contains important information you should know, and keep it for future reference.

The matter in this Prospectus/Information Statement relates to the Reorganization of the Cap Appreciation Fund into the Large Cap Growth Fund. Upon closing of the transaction you will become a shareholder of the Large Cap Growth Fund. You will receive shares of the Large Cap Growth Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of your Cap Appreciation Fund shares as of the close of business on the business day before the closing of the Reorganization, which is expected to be June 10, 2011. When the Reorganization is completed, the Cap Appreciation Fund will be dissolved.

Please keep this Prospectus/Information Statement for future reference. This Prospectus/Information Statement contains important information you should know. The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Prospectus/Information Statement by reference:

–	The combined prospectus for the Trust dated July 30, 2010 (as supplemented October 7, 2010, November 10, 2010, November 19, 2010, November 30, 2010 and March 1, 2011). It is the prospectus of the Cap Appreciation Fund and the Large Cap Growth Fund. Please review.

–	The combined Statement of Additional Information for the Funds dated July 30, 2010 (as supplemented October 7, 2010, November 10, 2010, November 19, 2010 and November 30, 2010) (the “Combined SAI”)(File No. 811-06569).

–	Management’s Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Cap Appreciation Fund dated March 31, 2010, and the unaudited financial statements and fund highlights included in the Semi-Annual Report to shareholders of the Cap Appreciation Fund dated September 30, 2010.

–	A Statement of Additional Information dated April 15, 2011 relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement.

The Cap Appreciation Fund previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-777-6472, or you may write to the Cap Appreciation Fund at:

Ivy Capital Appreciation Fund

c/o Ivy Funds

6300 Lamar Avenue P. O. Box 29217

Shawnee Mission, Kansas 66201-9217

You also may obtain many of these documents by accessing the Internet site for the Cap Appreciation Fund at www.ivyfunds.com. Text-only versions of all the Cap Appreciation Fund documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent and you are requested not to send us a proxy or written consent.

Shares of each Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Prospectus/Information Statement and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust.

SYNOPSIS

This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.

Q.	WHAT IS HAPPENING?

A. The Board of Trustees of the Trust (the “Board of Trustees”) approved the Reorganization in which the Large Cap Growth Fund would acquire the Cap Appreciation Fund. This means that the Large Cap Growth Fund will acquire all of the assets and liabilities of the Cap Appreciation Fund in exchange for shares of the Large Cap Growth Fund. The Funds are series of the Trust and generally have similar investment objectives, investment policies and investment strategies. Please see below for more information comparing the investment objectives, strategies and policies of the Funds.

Pursuant to the Reorganization Plan, upon closing of the transaction, your shares of the Cap Appreciation Fund will be cancelled and you will receive shares of the Large Cap Growth Fund with an aggregate NAV equal to the aggregate NAV of your Cap Appreciation Fund shares as of the business day before the closing of the Reorganization. The Reorganization is currently scheduled to take place on or around June 10, 2011.

Q.	WHAT LARGE CAP GROWTH FUND SHARES WILL I RECEIVE IN THE REORGANIZATION?

A. At the Closing Date, the shares of the Large Cap Growth Fund you receive in exchange for your Cap Appreciation Fund shares will have the following characteristics.

The shares of the Large Cap Growth Fund you receive in exchange for your Cap Appreciation Fund shares will have an aggregate NAV equal to the aggregate NAV of your Cap Appreciation Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights identical to those you currently have, but as a shareholder of the Large Cap Growth Fund. The rights of the shareholders of each Fund are identical since each Fund is a series of the Trust.

The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Ivy Family of Funds without the payment of an additional initial sales charge or contingent deferral sales charge (“CDSC”).

The procedures for purchasing and redeeming your shares of the Large Cap Growth Fund will be the same after the Reorganization as they are currently for the Cap

Appreciation Fund. Distributions will be paid on the same schedule after the Reorganization as they are currently. Each Fund distributes net investment income annually in December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December. All shareholder features that you have elected will remain available and in effect after the Reorganization unless you direct that the elections be changed.

If you own Class A shares of the Cap Appreciation Fund, you will receive Class A shares of the Large Cap Growth Fund. The initial sales charge will not apply to Class A shares you receive in connection with the Reorganization. Purchases of Class A shares of the Large Cap Growth Fund you make after consummation of the Reorganization are subject to an initial sales charge. If you purchased $1,000,000 or more of Class A shares of the Cap Appreciation Fund within one year prior to the consummation of the Reorganization and did not pay a front-end sales charge, the Class A shares you acquire in the Reorganization will be subject to a 1% CDSC if you sell the shares within 12 months after the end of the month in which you purchased the Cap Appreciation Fund Class A shares.

If you own Class B shares of the Cap Appreciation Fund, you will receive Class B shares of the Large Cap Growth Fund. The CDSC applicable to the Cap Appreciation Fund Class B shares will apply to your redemption of Class B shares of the Large Cap Growth Fund you receive in the Reorganization. For purposes of determining the CDSC applicable to any redemption of Class B shares of the Large Cap Growth Fund you acquire in the Reorganization, those Class B shares of the Large Cap Growth Fund will continue to age from the date you purchased the Cap Appreciation Fund Class B shares.

If you own Class C shares of the Cap Appreciation Fund, you will receive Class C shares of the Large Cap Growth Fund. The CDSC applicable to the Cap Appreciation Fund Class C shares will apply to your redemption of Class C shares of the Large Cap Growth Fund you receive in the Reorganization. For purposes of determining the CDSC applicable to any redemption of Class C shares of the Large Cap Growth Fund you acquire in the Reorganization, those Class C shares of the Large Cap Growth Fund will continue to age from the date you purchased the Cap Appreciation Fund Class C shares.

If you own Class E shares of the Cap Appreciation Fund, you will receive Class E shares of the Large Cap Growth Fund. Purchases of Class E shares of the Large Cap Growth Fund you make after consummation of the Reorganization are subject to an initial sales charge. Class E shares of both the Cap Appreciation Fund and the Large Cap Growth Fund do not have a CDSC.

If you own Class I shares of the Cap Appreciation Fund, you will receive Class I shares of the Large Cap Growth Fund. Class I shares of both the Cap Appreciation Fund and the Large Cap Growth Fund have neither a front-end sales charge nor a CDSC.

If you own Class Y shares of the Cap Appreciation Fund, you will receive Class Y shares of the Large Cap Growth Fund. Class Y shares of both the Cap Appreciation Fund and the Large Cap Growth Fund have neither a front-end sales charge nor a CDSC.

For more information on the characteristics of the Large Cap Growth Fund shares you will receive in comparison to the Cap Appreciation Fund shares you currently own, please see the section “Shares You Will Receive” in the “Information About the Reorganization” section of this Prospectus/Information Statement.

Q.	WHAT DID THE BOARD OF TRUSTEES CONSIDER IN DETERMINING THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF THE CAP APPRECIATION FUND?

A. Ivy Investment Management Company, the Funds’ investment adviser, (“IICO” or the “Adviser”) proposed and the Board of Trustees unanimously approved the Reorganization because it offers shareholders of the Cap Appreciation Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base) that may present greater opportunities for growth. In approving the Reorganization, the Board of Trustees also considered the following factors, among others:

–	the Funds share similar investment objectives, investment policies and investment restrictions (each primarily invest in large cap U.S. companies with market capitalizations of at least $10 billion, although the Cap Appreciation Fund may invest in companies at any size while the Large Cap Growth Fund is required to invest at least 80% of its net assets in large cap companies);

–	for three years, IICO has agreed to limit the operating expenses that will be charged to shareholders of each class of the Large Cap Growth Fund to be equal to the lowest expense ratio of that class for either the Cap Appreciation Fund or the Large Cap Growth Fund determined as of March 31, 2011; and

–	the Reorganization is expected to be tax-free for shareholders of the Cap Appreciation Fund who choose to remain shareholders of the Large Cap Growth Fund, while a liquidation or shareholder redemption would be a realization event for tax purposes.

Please review “Reasons for the Reorganization” in the “Information About the Reorganization” section in this Prospectus/Information Statement for more information regarding the factors considered by the Board of Trustees.

Q.	HOW DO THE FUNDS’ INVESTMENT OBJECTIVES, STRATEGIES AND RISKS COMPARE?

A. The following summarizes the primary similarities and differences in the Funds’ investment objectives, principal investment strategies and risks.

Similarities:

Investment Objective:

Each Fund seeks to provide capital appreciation.

Principal Investment Strategies:

Each Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks. Under normal market circumstances, the Large Cap Growth Fund invests 80% of its net assets in the common stock of large cap companies, which typically are companies with market capitalizations of at least $10 billion. The Cap Appreciation Fund has no limit on what size companies it may invest in, although it primarily invests in the common stocks of large cap U.S. companies, which are defined as companies with market capitalizations of at least $10 billion.

Although not a primary investment strategy, each Fund may invest up to 25% of its assets in foreign securities.

Portfolio Managers:

Daniel P. Becker, Senior Vice President of IICO and Phillip J. Sanders, Senior Vice President of IICO, are co-portfolio managers of each Fund. Mr. Becker has served as portfolio manager of the Large Cap Growth Fund since June 2000 and Mr. Sanders has served in that role since June 2006. Each has served as a co-portfolio manager of the Cap Appreciation Fund since March 2011.

Benchmarks:

The Russell 1000 Growth Index is each Fund’s benchmark and each Fund compares its performance against the Lipper Large-Cap Growth Fund’s Universe Average.

Diversification:

Each Fund is classified as “diversified,” meaning that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Risks:

As with any mutual fund, the value of each Fund’s shares will change, and you could lose money on your investment. Each Fund is subject to company risk, growth stock risk, large company risk, management risk, and market risk.

Differences:

Principal investment Strategies:

The Large Cap Growth Fund invests primarily in higher-quality, growth-oriented large- to mid-cap sized companies that IICO believes have appreciation possibilities. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Large Cap Growth Fund seeks to generate solid returns while striving to protect against downside risks. As noted above, the Cap Appreciation Fund has no restriction on the size of companies it may invest in, although it primarily invests in common stocks of large cap U.S. companies. Normally, the Cap Appreciation Fund will invest in stocks that IICO consider to be high in quality and attractive in their long-term investment potential. The Cap Appreciation Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time.

Number of Holdings:

As of December 31, 2010, the Large Cap Growth Fund held 51 securities in its portfolio with a median market cap of $23.8 billion while the Cap Appreciation Fund held 68 securities in its portfolio with a median market cap of $29.4 billion. The Cap Appreciation Fund held 42% of its assets in securities that were also held in the Large Cap Growth Fund and the Large Cap Growth Fund held 56% of its assets in securities that were also held in the Cap Appreciation Fund.

Q.	HOW DO THE FUNDS COMPARE IN SIZE?

A. As of September 30, 2010, the Large Cap Growth Fund’s net assets were approximately $812.2 million and Cap Appreciation Fund’s net assets were approximately $535.4 million. The asset size of each Fund fluctuates on a daily basis and the asset size of the Large Cap Growth Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of September 30, 2010. More current total net asset information is available at www.ivyfunds.com

Q.	WILL THE REORGANIZATION RESULT IN A HIGHER INVESTMENT ADVISORY FEE RATE AND HIGHER FUND EXPENSE RATES?

A. Although the advisory fee rate that Cap Appreciation Fund shareholders will experience after the Reorganization will be higher, overall, as noted above, IICO has agreed to limit the operating expenses that will be charged to shareholders of each class of the Large Cap Growth Fund to be equal to the lowest expense ratio of that class for either the Cap Appreciation Fund or the Large Cap Growth Fund for a three-year period;

The table below shows, for each Fund, total average net assets and the total expense ratio, with and without waivers, as of March 31, 2010. For the Large Cap Growth Fund, assuming the reorganization occurred on March 31, 2009, the table shows total average net assets and the total average expense ratio with and without the expense reimbursement agreement.

		Total Annual Operating Expense Ratio (including Interest Expenses and Acquired Fund Fees and Expenses)
Fund/Share Class	Average Net Assets	Excluding waivers	Including waivers
Ivy Capital Appreciation Fund
Class A Shares	$273,372,000	1.28%	1.28%
Class B Shares	$6,526,000	2.23%	2.23%
Class C Shares	$46,040,000	2.02%	2.02%
Class E Shares	$2,101,000	1.92%	1.15%
Class I Shares	$153,334,000	0.90%	0.90%
Class Y Shares	$8,326,000	1.21%	1.21%
Ivy Large Cap Growth Fund
Class A Shares	$419,985,000	1.30%	1.15%
Class B Shares	$8,529,000	2.41%	2.41%
Class C Shares	$43,014,000	2.02%	2.02%
Class E Shares	$783,000	2.05%	1.15%
Class I Shares	$222,560,000	0.92%	0.92%
Class R Shares	$7,896,000	1.46%	1.46%
Class Y Shares	$92,726,000	1.17%	1.06%

		Total Annual Operating Expense Ratio (including Interest Expenses and Acquired Fund Fees and Expenses)
Fund/Share Class	Average Net Assets	Excluding expense reimbursement agreement	Including expense reimbursement agreement
Ivy Large Cap Growth Fund (pro forma assuming Reorganization)
Class A Shares	$693,357,000	1.30%	1.15%
Class B Shares	$15,055,000	2.35%	2.23%
Class C Shares	$89,054,000	2.04%	2.02%
Class E Shares	$2,884,000	1.98%	1.15%
Class I Shares	$375,894,000	0.92%	0.90%
Class R Shares	$7,896,000	1.45%	1.45%
Class Y Shares	$101,052,000	1.16%	1.06%

Additional pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.	WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

A. The Reorganization is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Cap Appreciation Fund is expected to recognize a gain or loss as a result of the Reorganization.

Immediately prior to the Reorganization, the Cap Appreciation Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders. The cost basis and holding period of the Cap Appreciation Fund shares are expected to carry over to your new shares in the Large Cap Growth Fund.

Q.	WILL THE SHAREHOLDER SERVICES PROVIDED BY IICO CHANGE?

A. No. IICO currently manages both the Cap Appreciation Fund and Large Cap Growth Fund and will continue as investment adviser of the Large Cap Growth Fund following the Reorganization. In all cases, the Funds have the same service providers. Upon completion of the Reorganization, the Large Cap Growth Fund will continue to engage its existing service providers. In all cases, the types of services provided to the Funds under these service arrangements are substantially similar. Following are the names and addresses of certain service providers for the Funds.

Shareholder Servicing Agent and Accounting Services Agent	WI Services Company 6300 Lamar Avenue P. O. Box 29217 Shawnee Mission, Kansas 66201-9217

Custodian	UMB Bank, n.a. 928 Grand Boulevard Kansas City, Missouri 64106

Independent Registered Public Accounting Firm	Deloitte & Touche LLP 1100 Walnut, Suite 3300 Kansas City, Missouri 64106

Q.	WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTION FEE IN CONNECTION WITH THE REORGANIZATION?

A. No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full and fractional value of shares of the Cap Appreciation Fund will be exchanged for full and fractional corresponding shares of the Large Cap Growth Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.

Q.	CAN I STILL ADD TO MY EXISTING CAP APPRECIATION FUND ACCOUNT UNTIL THE REORGANIZATION?

A. Yes. Cap Appreciation Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about June 10, 2011), unless the Board of Trustees determines to limit future investments to ensure a smooth transition of shareholder accounts or for any other reason.

Q.	WILL I NEED TO OPEN AN ACCOUNT IN THE LARGE CAP GROWTH FUND PRIOR TO THE REORGANIZATION?

A. No. An account will be set up in your name and your shares of the Cap Appreciation Fund will automatically be converted to corresponding shares of the Large Cap Growth Fund. You will receive confirmation of this transaction following the Reorganization.

Q.	WILL MY COST BASIS CHANGE AS A RESULT OF THE REORGANIZATION?

A. Your total cost basis is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization may be different than the number of shares you held prior to the Reorganization, your average cost basis per share may change. Since the Reorganization is expected to be treated as a tax-free transaction for the Cap Appreciation Fund, shareholders should not recognize any capital gain or loss as a direct result of the Reorganization.

Q.	WILL EITHER FUND PAY FEES ASSOCIATED WITH THE REORGANIZATION?

A. The costs of the Reorganization will be borne by the Cap Appreciation Fund and IICO in the following percentages (and estimated corresponding dollar amounts): Cap Appreciation Fund 50% ($28,750) and IICO 50% ($28,750). No expenses will be borne by the Acquiring Fund as a result of the reorganization.

Q.	WHEN WILL THE REORGANIZATION TAKE PLACE?

A. The Reorganization will occur on or about June 10, 2011. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q.	WHAT IF I WANT TO EXCHANGE MY SHARES INTO ANOTHER FUND IN THE TRUST PRIOR TO THE REORGANIZATION?

A. You may exchange your shares into another fund of the Trust before the Closing Date (on or about June 10, 2011) in accordance with your pre-existing exchange privileges. If you choose to exchange your shares of the Cap Appreciation Fund for another fund in the Ivy Family of Funds, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.	WHY ARE SHAREHOLDERS NOT BEING ASKED TO VOTE ON THE REORGANIZATION?

A. The 1940 Act, the law that governs mutual funds, and the Funds’ Declaration of Trust (“Declaration of Trust”), each permit reorganizations of series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met, including that the investment policies of the acquiring fund and acquired fund are not materially different. The conditions permitting the Reorganization to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS

This section provides a summary of each Fund, including but not limited to, each Fund’s investment objective, primary investment strategies, restrictions, fees, and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein. There is no assurance that a Fund will achieve its stated objective. Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

Investment Objective

Each Fund seeks capital appreciation, although the Cap Appreciation Fund’s investment objective emphasizes long-term capital appreciation.

Comparison of Fees and Expenses

The types of expenses currently paid by each class of shares of the Cap Appreciation Fund are the same types of expenses to be paid by the corresponding share classes of the Large Cap Growth Fund. Currently, the Funds have substantially similar investment advisory agreements but each pays a different investment advisory fee rate. The annual investment advisory fee rate payable under the advisory agreements for the Cap Appreciation Fund and Large Cap Growth Fund currently are 0.65% and 0.70%, respectively, of the Fund’s average daily net assets.

Current and Pro Forma Fees and Expenses

The following tables compare the fees and expenses you may bear directly or indirectly as an investor in the Cap Appreciation Fund versus the Large Cap Growth Fund, and show the projected (“pro forma”) estimated fees and expenses of the Large Cap Growth Fund, assuming consummation of the Reorganization as of March 31, 2010. Fees and expenses shown for the Cap Appreciation Fund and Large Cap Growth Fund were determined based on each Fund’s average net assets as of the twelve month period ended March 31, 2010. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since March 31, 2010 for either Fund. Total net assets as of these dates are shown in a footnote to the table. More current total net asset information is available at www.ivyfunds.com. As a result of the Reorganization, IICO has agreed to an expense reimbursement agreement limit so that all Large Cap Growth Fund shareholders will experience the same or lower net expenses that Cap Appreciation Fund shareholders experienced as of March 31, 2011 for three years following the Reorganization.

Annual Fund Operating Expenses

Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management and administrative services, including recordkeeping,

accounting and other shareholder services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.

The Annual Fund Operating Expenses shown in the table below represent annualized expenses for the Cap Appreciation Fund and Large Cap Growth Fund, as well as those estimated for the Large Cap Growth Fund on a pro forma basis, assuming consummation of the Reorganization, for the fiscal period ended March 31, 2010. The pro forma expense information in the “Annual Fund Operating Expenses” table below assumes that the Large Cap Growth Fund post-Reorganization has an annual fixed investment advisory fee rate of 0.69%. Total Annual Fund Operating Expenses shown in the table below for the combined Large Cap Growth Fund include the expense reimbursement agreement limit so that all Large Cap Growth Fund shareholders will experience the same or lower net expenses that Cap Appreciation Fund shareholders experienced as of March 31, 2011 for three years following the Reorganization.

Shareholder Fees

Shareholder fees are fees paid directly from your investment and may include sales loads.

Shareholder Fees

(fees paid directly from your investment)

Class A Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class A Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.38%	0.35%	0.36%
Total Annual Fund Operating Expenses	1.28%	1.30%	1.30%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.15%)[3]	(0.15%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	1.28%	1.15%	1.15%

Shareholder Fees

(fees paid directly from your investment)

Class B Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load)[4] (as a % of the lower of original purchase price or redemption proceeds)	5.00%	5.00%	5.00%
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class B Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[2]	0.58%	0.71%	0.66%
Total Annual Fund Operating Expenses	2.23%	2.41%	2.35%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.12%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	2.23%	2.41%	2.23%

Shareholder Fees

(fees paid directly from your investment)

Class C Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load)[4] (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class C Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses[2]	0.37%	0.32%	0.35%
Total Annual Fund Operating Expenses	2.02%	2.02%	2.04%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	2.02%	2.02%	2.02%

Shareholder Fees

(fees paid directly from your investment)

Class E Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	$20	$20	$20

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class E Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	1.02%	1.10%	1.04%
Total Annual Fund Operating Expenses	1.92%	2.05%	1.98%
Fee Waiver and/or Expense Reimbursement	(0.77%)[5]	(0.90%)[3]	(0.83%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	1.15%	1.15%	1.15%

Shareholder Fees

(fees paid directly from your investment)

Class I Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class I Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[2]	0.25%	0.22%	0.23%
Total Annual Fund Operating Expenses	0.90%	0.92%	0.92%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	(0.02%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	0.90%	0.92%	0.90%

Shareholder Fees

(fees paid directly from your investment)

Class R Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	N/A	None	None
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)	N/A	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	N/A	2.00%	2.00%
Maximum Annual Maintenance Fee	N/A	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)
Management Fees		0.70%	0.69%
Distribution and Service (12b-1) Fees	N/A	0.50%	0.50%
Other Expenses[2]	N/A	0.26%	0.26%
Total Annual Fund Operating Expenses	N/A	1.46%	1.45%
Fee Waiver and/or Expense Reimbursement	N/A	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	N/A	1.46%	1.45%

Shareholder Fees

(fees paid directly from your investment)

Class Y Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined)
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase price or redemption proceeds)	None	None	None
Redemption Fee/Exchange Fee (as a % of amount redeemed or exchanged within fewer than five days)	2.00%	2.00%	2.00%
Maximum Annual Maintenance Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Y Shares	Ivy Capital Appreciation Fund	Ivy Large Cap Growth Fund	Ivy Large Cap Growth Fund (combined) (pro forma)[1]
Management Fees	0.65%	0.70%	0.69%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[2]	0.31%	0.22%	0.22%
Total Annual Fund Operating Expenses	1.21%	1.17%	1.16%
Fee Waiver and/or Expense Reimbursement	0.00%	(0.11%)[3]	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and or Expense Reimbursement	1.21%	1.06%	1.06%

[1]	Includes the expense reimbursement agreement through July 31, 2014.
[2]	Expenses associated with the Reorganization that will be paid by the Ivy Capital Appreciation Fund are estimated to be approximately $28,750 and on a per share basis are less than one cent per share.
[3]

Through July 31, 2011, Ivy Fund Distributors, Inc. (“IFDI”), the Fund’s distributor, and WI Services Company (“WISC”), the Fund’s transfer agent, have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for the Fund’s Class A shares at 1.15%, Class E shares at 1.15%, and Class Y shares at 1.06%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

[4]

For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[5]

Through July 31, 2011, IFDI and WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to cap the expenses for Class E shares at 1.15%. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Examples:

These Examples are intended to help you compare the cost of investing in the Capital Appreciation Fund, the Large Cap Growth Fund and the Large Cap Growth Fund, after the Reorganization, with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Cap Appreciation Fund, the Large Cap Growth Fund after the Reorganization for the time periods indicated and reinvest all dividends and distributions. The Examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If shares are redeemed:

	1 Year	3 Years	5 Years	10 Years
Class A Shares
Ivy Cap Appreciation Fund	$698	$958	$1,237	$2,031
Ivy Large Cap Growth Fund	$685	$945	$1,229	$2,036
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$685	$919	$1,199	$2,008
Class B Shares
Ivy Cap Appreciation Fund	$626	$997	$1,295	$2,325
Ivy Large Cap Growth Fund	$644	$1,051	$1,385	$2,407
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$626	$997	$1,317	$2,390
Class C Shares
Ivy Cap Appreciation Fund	$205	$634	$1,088	$2,348
Ivy Large Cap Growth Fund	$205	$634	$1,088	$2,348
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$205	$634	$1,091	$2,363
Class E Shares
Ivy Cap Appreciation Fund	$705	$1,108	$1,561	$2,809
Ivy Large Cap Growth Fund	$705	$1,130	$1,609	$2,926
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$705	$979	$1,421	$2,720
Class I Shares
Ivy Cap Appreciation Fund	$92	$287	$498	$1,108
Ivy Large Cap Growth Fund	$94	$293	$509	$1,131
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$92	$287	$502	$1,124
Class R Shares
Ivy Cap Appreciation Fund	n/a	n/a	n/a	n/a
Ivy Large Cap Growth Fund	$149	$462	$797	$1,746
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$148	$459	$792	$1,735
Class Y Shares
Ivy Cap Appreciation Fund	$123	$384	$665	$1,466
Ivy Large Cap Growth Fund	$108	$357	$629	$1,407
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$108	$337	$604	$1,378

If shares are not redeemed:
	1 Year	3 Years	5 Years	10 Years
Class A Shares
Ivy Cap Appreciation Fund	$698	$958	$1,237	$2,031
Ivy Large Cap Growth Fund	$685	$945	$1,229	$2,036
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$685	$919	$1,199	$2,008
Class B Shares
Ivy Cap Appreciation Fund	$226	$697	$1,195	$2,325
Ivy Large Cap Growth Fund	$244	$751	$1,285	$2,470
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$226	$697	$1,217	$2,390
Class C Shares
Ivy Cap Appreciation Fund	$205	$634	$1,088	$2,348
Ivy Large Cap Growth Fund	$205	$634	$1,088	$2,348
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$205	$634	$1,091	$2,363
Class E Shares
Ivy Cap Appreciation Fund	$705	$1,108	$1,561	$2,809
Ivy Large Cap Growth Fund	$705	$1,103	$1,609	$2,926
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$705	$979	$1,421	$2,720
Class I Shares
Ivy Cap Appreciation Fund	$92	$287	$498	$1,108
Ivy Large Cap Growth Fund	$94	$293	$509	$1,131
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$92	$287	$502	$1,124
Class R Shares
Ivy Cap Appreciation Fund	n/a	n/a	n/a	n/a
Ivy Large Cap Growth Fund	$149	$462	$797	$1,746
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$148	$459	$792	$1,735
Class Y Shares
Ivy Cap Appreciation Fund	$123	$384	$665	$1,466
Ivy Large Cap Growth Fund	$108	$357	$629	$1,407
Ivy Large Cap Growth Fund (pro forma, assuming consummation of the Reorganization)	$108	$337	$604	$1,378

The Examples do not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the six month period ended September 30, 2010, the Cap Appreciation Fund’s portfolio turnover rate was 18% of the average value of its portfolio and the Large Cap Growth Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Cap Appreciation Fund and the Large Cap Growth Fund have similar investment objectives and similar investment strategies. The key differences are outlined in the table below.

This table compares the investment objectives and principal investment strategies of the Cap Appreciation Fund to those of the Large Cap Growth Fund. Some of the investment strategies may appear to be somewhat dissimilar. However, the disclosure language for both Funds is intentionally broad to permit the portfolio manager the flexibility to invest in a variety of securities for the benefit of the respective Funds’ shareholders. The Funds have the same investment adviser, IICO, which manages both Funds in a similar manner within these broad strategic guidelines and there is overlap between the Funds’ investment portfolios. Based on its review of the Funds’ respective investment portfolios, IICO has determined that their respective holdings generally are compatible and, as a result, believes that all or substantially all of the Cap Appreciation Fund’s assets are suitable for transfer to the Large Cap Growth Fund pursuant to the Reorganization.

CAP APPRECIATION FUND	LARGE CAP GROWTH FUND

INVESTMENT OBJECTIVE. To provide long-term capital appreciation.	INVESTMENT OBJECTIVE. To provide appreciation of your investment.

–  Ivy Capital Appreciation Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of companies that IICO considers to be high in quality and attractive in their long-term investment potential.

–  Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, primarily common stocks.

–  The Fund seeks stocks that are favorably priced in relation to their fundamental value and that likely will grow over time. While the Fund primarily invests in the common stocks of large cap U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its objective. Large-cap companies typically are companies with market capitalizations of at least $10 billion.

–  In selecting investments for the Fund, IICO combines a bottom-up fundamental analysis of the companies and investments, with its top-down macroeconomic research. IICO seeks to identify high-quality companies that it believes can grow their business, generate high returns, take market share and are not dependent on capital markets to fund their growth.

–  Ivy Large Cap Growth Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap sized companies that IICO, the Fund’s investment manager, believes have appreciation possibilities.

–  Under normal market conditions, the Fund invests at least 80% of its net assets in large cap companies, which typically are companies with market capitalizations of at least $10 billion. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy.

–  The Fund seeks to generate solid returns while striving to protect against downside risks.

–  Generally, in determining whether to sell a security, IICO considers many factors, including: changes in economic or market factors in general or with respect to a particular industry, changes in the market trends or other factors affecting an individual security, and changes in the relative market performance or appreciation possibilities offered by individual securities. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

–  IICO primarily utilizes a bottom-up strategy in selecting securities for the Fund and seeks companies that have dominant market positions and established competitive advantages. IICO believes that these characteristics can help to mitigate competition and lead to more sustainable revenue and earnings growth. IICO attempts to focus on companies with sustainable competitive advantages in their industries and also considers the following factors: the company’s market position, product line, technological position, profit margins and prospects for sustainability and/or increased earnings; the quality of management; the short-term and long-term outlook for the industry; and changes in economic and political conditions.

–  In general, IICO may sell a security when, in IICO’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. IICO also may sell a security if it determines that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry of the issuer, loss by the company of its competitive position, and/or poor use of resources. IICO also may sell a security to reduce the Fund’s holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Although the principal investment strategies of the Large Cap Growth Fund are substantially similar to those of the Cap Appreciation Fund, there are some minor differences in the investment strategies of the Funds. Specifically, the Cap Appreciation Fund invests at least 80% of its net assets in the common stocks of companies of any size, while the Large Cap Growth Fund is required to invest at least 80% of its net assets in large cap companies. For more information concerning investment policies and restrictions, see the Funds’ Combined SAI.

Principal Investment Risks

All of the principal risks applicable to the Funds are described below. As previously noted, the Funds have generally similar investment objectives, policies and investment strategies, except for the differences noted in the synopsis above. Accordingly, an investment in the Large Cap Growth Fund involves risks that are generally similar to those to which an investment in the Cap Appreciation Fund is subject. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk.

As with any mutual fund, the value of a Fund’s shares will change, and you could lose money on your investment. A variety of factors can affect the investment performance of a Fund and prevent it from achieving its objective. These include:

Company Risk. A security may perform worse than the overall market due to specific factors, such as adverse changes to its financial position or in investor perceptions about the company.

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Large Company Risk. A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. Recent events in the financial sector and in the economy have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the net asset values (NAVs) of many mutual funds, including to some extent the Fund. These events have also decreased liquidity in some markets and may continue to do so.

Comparison of Fund Performance

Cap Appreciation Fund

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The returns for the Fund’s other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund’s shareholder reports is based on the Fund’s fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS

Performance

In the period shown in the chart, the highest quarterly return was 17.55% (the second quarter of 2009) and the lowest quarterly return was -28.00% (the fourth quarter of 2008). The Class A return for the year through December 31, 2010 was 4.84%.

Average Annual Total Returns

The table below compares the Fund’s average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund’s returns include the maximum sales charge for Class A and Class E shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities. After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2010

	1 Year	5 Years	10 Year (or Life of Class)
Class A (began on 06-30-2000)
Return Before Taxes	4.84%	(0.29)%	0.07%
Return After Taxes on Distributions	4.84%	(0.34)%	0.05%
Return After Taxes on Distributions and Sale of Fund Shares	3.15%	(0.25)%	0.06%
Class B (began on 07-13-2000)
Return Before Taxes	6.28%	(0.31)%	(0.32)%
Class C (began on 07-06-2000)
Return Before Taxes	10.47%	0.09%	(0.25)%
Class E (began on 04-02-2007)
Return Before Taxes	4.97%	N/A	(3.65)%

	1 Year	5 Years	10 Year (or Life of Class)
Class I (began on 04-02-2007)
Return Before Taxes	11.74%	N/A	(1.79)%
Class Y (began on 09-15-2004) (Class Y shares have been offered to the public since June 30, 2000, however, no Class Y shares were issued prior to September 15, 2004.)
Return Before Taxes	11.51%	0.99%	3.98%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	16.71%	3.75%	0.02%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Lipper Average comparison begins on June 30, 2000.)	14.80%	2.48%	(0.23)%

Large Cap Growth Fund

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of an index and/or Lipper peer group (a universe of funds with similar investment objectives). The returns for the Fund’s other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund’s shareholder reports is based on the Fund’s fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyfunds.com for the Fund’s most recent month-end performance.

CHART OF YEAR-BY-YEAR RETURNS

Performance

In the period shown in the chart, the highest quarterly return was 15.91% (the third quarter of 2007) and the lowest quarterly return was -20.70% (the fourth quarter of 2008). The Class A return for the year through December 31, 2010 was 7.51%.

Average Annual Total Returns

The table below compares the Fund’s average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund’s returns include the maximum sales charge for Class A and Class E shares (5.75%) and the applicable CDSC for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund’s actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund’s shares at the end of the period.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

AVERAGE ANNUAL TOTAL RETURNS

as of December 31, 2010

	1 Year	5 Years	10 Years (or Life of Class)
Class A (began on 06-30-2000)
Return Before Taxes	7.51%	2.05%	0.60%
Return After Taxes on Distributions	7.49%	2.01%	0.58%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	1.76%	0.51%
Class B (began on 07-06-2000)
Return Before Taxes	8.67%	1.80%	(0.10)%
Class C (began on 07-03-2000)
Return Before Taxes	13.18%	2.34%	0.30%
Class E (began on 04-02-2007)
Return Before Taxes	7.52%	N/A	1.26%
Class I (began on 04-02-2007)
Return Before Taxes	14.36%	N/A	3.31%
Class R (began on 12-29-2005)
Return Before Taxes	13.72%	2.94%	2.84%
Class Y (began on 07-06-2000)
Return Before Taxes	14.12%	3.36%	1.35%
Indexes
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) (Index comparison begins on June 30, 2000.)	16.71%	3.75%	0.02%
Lipper Large-Cap Growth Funds Universe Average (net of fees and expenses) (Index comparison begins on June 30, 2000.)	14.80%	2.48%	(0.23)%

Management of the Funds

Investment Adviser: Each Fund is managed by IICO. IICO will remain the investment adviser of the Large Cap Growth Fund after the Reorganization.

Portfolio Managers: Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of the Large Cap Growth Fund. Mr. Becker has held his Fund responsibilities since the inception of the Fund in June 2000. Mr. Sanders has held his Fund responsibilities for the Large Cap Growth Fund since June 2006.

Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of the Cap Appreciation Fund. Messrs. Becker and Sanders have held their Fund responsibilities for the Cap Appreciation Fund since March 2011.

Purchase and Sale of Fund Shares

The Funds’ shares are redeemable. You may purchase or redeem shares at the Funds’ NAV per share next calculated after your order is received in proper form,

subject to any applicable sales charge or redemption fee, on any business day through your dealer or financial adviser (all share classes), by writing to Ivy Client Services, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums are as follows:

For Class A, Class B, Class C and Class E:
To Open an Account	$500
For accounts opened with Automatic Investment Service (AIS)	$50
For accounts established through payroll deductions and salary deferrals	Any amount

To Add to an Account	Any amount
For AIS	$25

For Class I, Class R and Class Y:

Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

INFORMATION ABOUT THE REORGANIZATION

General

Shareholders who are concerned about the Reorganization of the Cap Appreciation Fund into the Large Cap Growth Fund may redeem or exchange their Cap Appreciation Fund shares at any time prior to the consummation of the Reorganization. Exchanges and redemptions are considered taxable events and may result in capital gains or capital loss for tax purposes. In anticipation of the reorganization, the Cap Appreciation Fund is expected to be closed to new shareholders as of

May 13, 2011. In addition, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Reorganization is consummated, shareholders will be free to redeem their shares of the Large Cap Growth Fund that they receive in the transaction at the shares’ current NAV, less any applicable CDSC.

Shares You Will Receive

If the Reorganization occurs, the shares you receive in exchange for your Cap Appreciation Fund shares will have the characteristics described below.

The shares of the Large Cap Growth Fund you receive will have an aggregate NAV equal to the aggregate NAV of your Cap Appreciation Fund shares as of the close of business on the business day before the closing of the Reorganization. You will have voting rights identical to those you currently have, but as a shareholder of the Large Cap Growth Fund. The rights of shareholders of each Fund are identical since each Fund is a series of the Trust.

The shares acquired in the Reorganization may be exchanged for shares of the same class of any other fund in the Ivy Family of Funds without the payment of an additional sales charge or CDSC.

The procedures for purchasing and redeeming your shares of the Large Cap Growth Fund will be the same after the Reorganization as they currently are for the Cap Appreciation Fund.

Distributions will be paid on the same schedule after the Reorganization as they are currently. Each Fund distributes net investment income annually in December. Net realized capital gains (and any gains from foreign currency transactions) ordinarily are distributed by each Fund in December. All shareholder features that you have elected will remain available and in effect after the Reorganization unless you direct that the elections be changed.

Reasons for the Reorganization

Within the scope of its investment management responsibilities, IICO maintains an ongoing process of considering and comparing product offerings of the Ivy Family of Funds and from time to time may recommend to the Board proposals for enhancing the product offerings within the Ivy Family of Funds. IICO has reviewed the domestic equity fund offerings within the Ivy Family of Funds and determined that it would be in the best interest of the Cap Appreciation Fund and its shareholders to reorganize into the Large Cap Growth Fund.

At a meeting held on February 18, 2011 the Board of Trustees, including all Trustees who are not “interested persons” of the Trust, determined that the Reorganization would be in the best interests of the shareholders of the Cap Appreciation Fund and the Large Cap Growth Fund, and that the interests of existing shareholders of both Funds would not be diluted as a result of the Acquisition. The Board of Trustees has unanimously approved the Reorganization and Reorganization Plan, a form of which is attached as Appendix A to this Prospectus/Information Statement.

In proposing the Reorganization, IICO presented to the Board of Trustees, at the February 18, 2011 meeting, its rationale for the Reorganization and, in particular identified, the following factors:

–	The Funds share similar investment objectives, investment policies and investment strategies;

–	For three years, IICO has agreed to limit the operating expenses that will be charged to shareholders of each class of the Large Cap Growth Fund to be equal to the lowest expense ratio of that class for either the Cap Appreciation Fund or the Large Cap Growth Fund determined as of March 31, 2011;

–	The Reorganization is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time;

–	Shareholders of the Cap Appreciation Fund will become shareholders of a fund with a better performance record; and

–	The Reorganization will enable the Cap Appreciation Fund’s shareholders to exchange their investment for an investment in the Large Cap Growth Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Cap Appreciation Fund shareholder were to redeem his or her shares to invest in another fund, such as the Large Cap Growth Fund, the transaction would be a taxable event for such shareholder (unless the shareholder is tax exempt). Similarly, if the Cap Appreciation Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Cap Appreciation Fund’s shareholders (other than tax-exempt shareholders). After the Reorganization, shareholders may redeem any or all of their Large Cap Growth Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Cap Appreciation Fund shares) at any time, at which point the shareholders (other than those who are tax-exempt) would recognize a taxable gain or loss.

–	IICO has agreed to bear 50% of the costs of the Reorganization.

In addition, the Board of Trustees considered the relative Fund performance results set forth above under “Comparison of Fund Performance”. No assurance can be given that the Large Cap Growth Fund will achieve any particular level of performance after the Reorganization.

In reviewing the Reorganization, the Board of Trustees considered the similar investment strategies of the Funds. The Board of Trustees also considered the fact that if the Reorganization occurs, certain of the Cap Appreciation Fund’s capital loss carryovers will be available to the Large Cap Growth Fund to offset its capital gains, although the amount of those losses that may be used to offset the Large Cap Growth Fund’s capital gains in any given year may be limited. As a result of this limitation, it is possible that the Large Cap Growth Fund may not be able to use these losses as rapidly as the Cap Appreciation Fund might have, and part or all of these losses may not be usable at all. The ability of the Cap Appreciation Fund or the Large Cap Growth Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be used to offset. Net capital losses of regulated investment companies for taxable years beginning before December 23, 2010 generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the Cap Appreciation Fund’s losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of the Cap Appreciation Fund, but after the Reorganization these benefits will inure to all the shareholders of the Large Cap Growth Fund.

Terms of the Agreement and Plan of Reorganization

A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Information Statement for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

–	The Cap Appreciation Fund will transfer all of its assets in exchange for the Large Cap Growth Fund’s assumption of all of the Cap Appreciation Fund’s liabilities and obligations and shares of the Large Cap Growth Fund with an aggregate NAV equal to the aggregate NAV of the transferred assets and liabilities.

–	The Reorganization will occur on the next business day after the time (currently scheduled to be 8:00 a.m. Central Standard time on June 10, 2011, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Reorganization.

–	The shares of each class of the Large Cap Growth Fund received by the Cap Appreciation Fund will be distributed to the Cap Appreciation Fund’s respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the Cap Appreciation Fund in full liquidation of the Cap Appreciation Fund.

–	After the Reorganization, the Cap Appreciation Fund will be terminated, and its affairs will be wound up in an orderly fashion.

The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees if it determines that the Reorganization would be inadvisable for either Fund. Authorized officers of the Trust also may amend the Reorganization Plan at any time in any manner. The Trust’s officers also may change the Closing Date.

Federal Income Tax Consequences

The Reorganization is intended to be a tax-free reorganization. As a condition to consummation of the Reorganization, K&L Gates LLP will deliver an opinion (“Tax Opinion”) to the Trust to the effect that, based on the facts and assumptions stated therein (as well as certain representations of the Trust) and the existing federal income tax law, and conditioned on the Reorganization’s being completed in accordance with the Reorganization Plan, for federal income tax purposes:

•

The Reorganization will qualify as a “reorganization” (as defined in section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”)), and each Fund will be a “party to a reorganization” (within the meaning of section 368(b) of the Code);

•	Neither Fund will recognize any gain or loss on the Reorganization;

•	The Cap Appreciation Fund’s shareholders will not recognize any gain or loss on the exchange of their Cap Appreciation Fund shares for Large Cap Growth Fund shares;

•

The holding period for and tax basis in the Large Cap Growth Fund shares that a Cap Appreciation Fund shareholder receives pursuant to the Reorganization will include the holding period for, and will be the same as the aggregate tax basis in, the Cap Appreciation Fund shares the shareholder holds immediately before the Reorganization (provided the shareholder holds the shares as capital assets at the time of the closing of the Reorganization); and

•

The Large Cap Growth Fund’s tax basis in each asset the Cap Appreciation Fund transfers to it will be the same as the Cap Appreciation Fund’s tax basis therein immediately before the Reorganization, and the Large Cap Growth Fund’s holding period for each such asset will include the Cap Appreciation Fund’s holding period therefore (except where the Large Cap Growth Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

The Tax Opinion is not binding on the Internal Revenue Service or the courts and is not a guarantee that the tax consequences of the Reorganization will be as described above.

Prior to the closing of the Reorganization, the Cap Appreciation Fund will distribute to its shareholders all of its investment company taxable income and net realized capital gain (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to them. That distribution will be taxable to the shareholders.

The Large Cap Growth Fund’s ability to use pre-Reorganization losses of the Cap Appreciation Fund to offset post-Reorganization gains of the combined Fund is expected to be limited due to the application of loss limitation rules under federal tax law. The effect of this limitation will depend on the amount of losses in each Fund at the time of the Reorganization, as well as the amount of post-Reorganization gains that are recognized. As a result, under certain circumstances the Cap Appreciation Fund’s shareholders could receive taxable distributions as shareholders of the Large Cap Growth Fund earlier than they would have if the Reorganization had not occurred. A portion of the portfolio assets of the Cap Appreciation Fund may be sold in connection with the Reorganization. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Cap Appreciation Fund’s basis in such assets. Any net capital gains recognized in these sales not offset by the Cap Appreciation Fund’s capital loss carryforwards will be distributed to the Cap Appreciation Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any such sales may also result in higher portfolio turnover for the Cap Appreciation Fund and increased brokerage costs to be borne by the Cap Appreciation Fund than would otherwise be the case.

As of January 27, 2011 the Cap Appreciation Fund had a capital loss carryforward of $233.5 million. As of January 27, 2011, the Cap Appreciation Fund had additional net unrealized capital gains of $124.1 million. Capital loss carryforwards are used to reduce the amount of realized capital gains that a fund is required to distribute to its shareholders in order to avoid paying taxes on undistributed capital gain.

If the Reorganization occurs, the tax attributes of the Large Cap Growth Fund and the Cap Appreciation Fund, including any capital loss carryforwards that could have been used by each Fund to offset its future realized capital gains, will be shared by the surviving combined Fund.

The foregoing description of the federal income tax consequences of the Reorganization applies generally to shareholders who are not tax-exempt investors and does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Cap Appreciation Fund and the Large Cap Growth Fund as of September 30, 2010, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Cap Appreciation Fund by the Large Cap Growth Fund at net asset value as of that date.

	CAPITAL APPRECIATION FUND	LARGE CAP GROWTH FUND+	PRO FORMA ADJUSTMENTS	LARGE CAP GROWTH FUND PRO FORMA COMBINED[1,2]
Class A
Net asset value	$315,129,813	$454,281,780	$(16,923)[3]	$769,394,670
Shares outstanding	37,705,641	38,978,551	(10,641,731)	66,042,461
Net asset value per share	$8.36	$11.65		$11.65

Class B
Net asset value	$6,248,072	$8,754,681	$(336)[3]	$15,002,417
Shares outstanding	821,784	848,665	(216,726)	1,453,723
Net asset value per share	$7.60	$10.32		$10.32

Class C
Net asset value	$35,037,671	$46,324,382	$(1,882)[3]	$81,360,171
Shares outstanding	4,571,411	4,319,070	(1,307,986)	7,582,495
Net asset value per share	$7.66	$10.73		$10.73

	CAPITAL APPRECIATION FUND	LARGE CAP GROWTH FUND+	PRO FORMA ADJUSTMENTS	LARGE CAP GROWTH FUND PRO FORMA COMBINED[1,2]

Class E
Net asset value	$2,372,044	$1,082,858	$(127)[3]	$3,454,775
Shares outstanding	282,825	92,976	(79,254)	296,547
Net asset value per share	$8.39	$11.65		$11.65

Class I
Net asset value	$170,105,488	$177,948,861	$(9,135)[3]	$348,045,214
Shares outstanding	20,122,008	14,911,381	(5,859,440)	29,173,949
Net asset value per share	$8.45	$11.93		$11.93

Class R
Net asset value	n/a	$14,807,515	$0	$14,807,515
Shares outstanding	n/a	1,284,612	0	1,284,612
Net asset value per share	n/a	$11.53		$11.53

Class Y
Net asset value	$6,463,420	$109,010,854	$(347)[3]	$115,473,927
Shares outstanding	769,155	9,224,924	(224,711)	9,769,368
Net asset value per share	$8.40	$11.82		$11.82

+	Ivy Large Cap Growth Fund will be the accounting survivor for financial statement purposes
(1)

Assumes the acquisition was consummated on September 30, 2009, and is for information purposes only. No assurance can be given as to how many shares of Ivy Large Cap Growth Fund will be received by shareholders of Ivy Capital Appreciation Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of Ivy Large Cap Growth Fund that will actually be received on or after that date.

(2)

Class A shares, Class B shares, Class C shares, Class E shares, Class I shares and Class Y shares of Ivy Capital Appreciation Fund will be exchanged for new Class A shares, Class B shares, Class C shares, Class E shares, Class I shares and Class Y shares, respectively, of Ivy Large Cap Growth Fund upon consummation of the acquisition.

(3)

Adjustments reflect estimated one-time proxy, accounting, legal and other costs of approximately $28,750 to be borne by the Acquired Fund. No expenses will be borne by the Large Cap Growth Fund as a result of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.

Cap Appreciation Fund

Investment Objectives and Principal Investment Strategy

The Fund seeks to achieve its objective of long-term capital appreciation by investing primarily in a diversified portfolio of common stocks of U.S. and, to a lesser extent, foreign companies. IICO, the Fund’s investment manager, searches for high-quality companies characterized by profit growth, increased market share and an ability to exceed earnings expectations for the foreseeable future. It also considers valuation relative to future growth opportunities and operating free cash flow. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities, IICO considers whether a company possesses sustainable organic revenue growth, improving margins, operating leverage, earnings growth in excess of revenue growth, strong balance sheet and cash flows, attractive or improving industry/sector dynamics, improving financial returns, and low relative valuation, among other factors. IICO further considers valuation measures (price to earnings, price to sales) and assesses how a company may perform given the current macroeconomic environment (including current monetary and fiscal policy, energy prices, inflation, and consumer confidence, among other factors).

The Fund emphasizes growth stocks; however, it may also invest in value stocks. As well, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. large-cap growth companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

Although not a principal strategy, the Fund may invest in derivative instruments for the purpose of hedging its investments, as well as potentially enhancing its performance.

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Large Cap Growth Fund

The Fund seeks to achieve its objective of appreciation of your investment by investing primarily in a diversified portfolio of common stocks issued by higher-quality, growth-oriented large- to mid-cap sized U.S. and, to a lesser extent, foreign companies that IICO believes have appreciation possibilities. The Fund seeks to generate solid returns while striving to protect against downside risks. There is no guarantee, however, that the Fund will achieve its objective.

In selecting securities for the Fund, IICO looks for companies which serve large markets with a demonstrated ability to sustain unit growth and high profitability, often driven by brand loyalty, proprietary technology, cost structure, scale, or distribution advantages. IICO’s process to select stocks is primarily a blend of quantitative and fundamental research. From a quantitative standpoint, IICO concentrates on profitability, capital industry, cash flow and calculation measures, as well as earnings growth rates and valuations. IICO’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which enables a company to generate superior levels of profitability and growth for an extended period of time. Additional focus is given to those companies that appear well positioned to benefit from secular trends embedded in the marketplace (e.g., demographics, deregulation, capital spending trends, etc.).

The Fund invests primarily in common stocks but may also own, to a lesser extent, preferred stocks, convertible securities and debt securities, typically of investment grade and of any maturity. As well, the Fund may invest up to 25% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many U.S. companies have a diverse market of U.S. business and overseas operations. Therefore, the Fund may also have an indirect exposure to foreign markets through these investments.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in debt securities, including commercial paper and short-term U.S. government securities, and/or preferred stocks. The Fund may also use options and futures contracts for temporary defensive purposes. By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risks of the Funds

Similar Risk Factors of the Funds

Company Risk – An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Growth Stock Risk – Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Large Company Risk – A Fund with holdings of large capitalization company securities may underperform the market as a whole.

Management Risk – IICO applies a Fund’s investment strategies and selects securities for the Fund in seeking to achieve the Fund’s investment objective(s). Securities selected by the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to the investment objective(s) of the Fund. In general, investment decisions made by IICO may not produce the anticipated returns, may cause the Fund’s shares to lose value or may cause the Fund to perform less favorably than other mutual funds with investment objectives similar to the investment objective(s) of the Fund.

Market Risk – All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk – Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Foreign Securities Risk – Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund’s performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the United States. Foreign investing also may involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund’s foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It also may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions also may be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Additional Risk Factors of Investing in the Cap Appreciation Fund (which are identical risks of the Large Cap Growth Fund)

Derivatives Risk — A derivative is a financial instrument whose value or return is “derived,” in some manner, from the price of another security, index, asset or rate. Derivatives include options, futures contracts and swaps, among a wide range of other instruments. A principal risk of investments in derivatives is that the fluctuations in their values may not correlate effectively with the overall securities markets or with the underlying security, index, asset or rate from which the derivative’s value is derived. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of the Investment Manager as to certain movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used.

Options, futures contracts and swaps are common types of derivatives that a Fund may occasionally use. An option is the right to buy and sell a security or other instrument, index, or commodity at a specific price on or before a specific date. A futures contract is an agreement to buy or sell a security or other instrument, index, or commodity at a specific price on a specific date. A swap is an agreement involving the exchange by the Fund with another party of their respective commitments to pay or receive payments at specified dates on the basis of a specified amount. Other types of derivatives include caps, floors and collars.

Derivatives are subject to counterparty risk. Counterparty risk is the risk that a loss may be sustained by a Fund as a result of the insolvency or bankruptcy of the other party to the transaction or the failure of the other party to make required payments or otherwise comply with the terms of the transaction. Changing conditions in a particular market area, such as those experienced in the subprime and non-agency mortgage market over recent months, whether or not directly related to the referenced assets that underlie the transaction, may have an adverse impact on the creditworthiness of the counterparty.

Certain derivatives transactions, including over-the-counter (OTC) options, swaps, and forward contracts, certain options on foreign currencies and other OTC derivatives, are not entered into or traded on exchanges or in markets regulated by the Commodity Futures Trading Commission or the SEC. Instead, such OTC derivatives are entered into directly with the counterparty and may be traded only through financial institutions acting as market makers. OTC derivatives transactions can only be entered into with a willing counterparty. Where no such counterparty is available for a desired transaction, a Fund will be unable to enter into the transaction. There also may be greater risk that no liquid secondary market in the trading of OTC derivatives will exist, in which case a Fund may be required to hold such instruments until exercise, expiration or maturity. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. OTC derivatives transactions are not subject to the guarantee of an exchange or clearinghouse and, as a result, a Fund would bear greater risk of default by the counterparties to such transactions.

The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally an exchange or clearinghouse, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar exchange or clearinghouse guarantee. In all such transactions, the Fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. A Fund will enter into transactions in derivative instruments only with counterparties that the Investment Manager reasonably believes are capable of performing under the contract.

Other Comparative Information about the Funds

Investment Adviser

The Funds are managed by IICO, subject to the authority of the Board of Trustees of the Trust. IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. IICO is an SEC-registered investment adviser with approximately $38.7 billion in assets under management as of March 31, 2010 and serves as the investment manager for each of the Funds within the Ivy Family of Funds. IICO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Management Fee

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund’s assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to IICO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the Combined SAI.

The management fee is payable by a Fund at the annual rates of:

Cap Appreciation Fund: 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion

Large Cap Growth Fund: 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion.

The basis for the Trustees’ approval of the current investment advisory agreement for the Cap Appreciation Fund and Large Cap Growth Fund is included in each Fund’s unaudited Semiannual Report to shareholders dated September 30, 2010. The basis for the Trustees’ approval of the investment advisory agreement for the Large Cap Growth Fund that is effective Post-Reorganization is currently not available to shareholders, but will be included in the Large Cap Growth Fund’s Semi-Annual Report to shareholders dated September 30, 2011.

Investment Personnel

Large Cap Growth Fund and Cap Appreciation Fund

Daniel P. Becker and Philip J. Sanders are primarily responsible for the day-to-day management of the Large Cap Growth Fund and Cap Appreciation Fund. Mr. Becker has held his Large Cap Growth Fund responsibilities since the inception of the Large Cap Growth Fund in June 2000 and has held his Cap Appreciation Fund responsibilities since March 2011. He is Senior Vice President of IICO and WRIMCO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997. He earned a BS degree in Mathematical Economics from the University of Wisconsin, and holds an MS degree with an emphasis in Finance, Investments and Banking from the University of Wisconsin Graduate School of Business. Mr. Becker is a Chartered Financial Analyst.

Mr. Sanders has held his Large Cap Growth Fund responsibilities since June 2006 and has held his Cap Appreciation Fund responsibilities since March 2011. He is Senior Vice President of WRIMCO and IICO, Vice President of the Trust and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sanders joined WRIMCO in August 1998, and has served as a portfolio manager for funds managed by WRIMCO since that time. He earned a BA in economics from the University of Michigan and an MBA from the University of North Carolina at Charlotte. Mr. Sanders is a Chartered Financial Analyst.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•

The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund might outperform the securities selected for the Fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Pricing of Fund Shares

The price to buy a share of a Fund, called the offering price, is calculated every business day. Each Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. The Funds may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Funds’ shares may be significantly affected on days when the Funds do not price shares and when you are not able to purchase or redeem the Funds’ shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A and/or Class E shares).

In the calculation of either Fund’s NAV:

•

The securities in the Fund’s portfolio that are traded on an exchange are ordinarily valued at the last sale price on each day prior to the time of valuation as reported by the principal securities exchange on which the securities are traded or, if no sale is recorded, the average of the last bid and asked prices.

•

Stocks that are traded over-the-counter are valued using the National Association of Securities Dealers Automated Quotations (NASDAQ) Official Closing Price (NOCP), as determined by NASDAQ, or, lacking an

NOCP, the last current reported sales price as of the time of valuation on NASDAQ or, lacking any current reported sales on NASDAQ, at the time of valuation at the average of the last bid and asked prices.

•

Bonds (including foreign bonds), convertible bonds, municipal bonds, U.S. government securities, mortgage-backed securities and swap agreements are ordinarily valued according to prices quoted by an independent pricing service.

•	Short-term debt securities are valued at amortized cost, which approximates market value.

•	Precious metals are valued at the last traded spot price for the appropriate metal immediately prior to the time of valuation.

•

Other investment assets for which market prices are unavailable or are not reflective of current market value are valued at their fair value by or at the direction of the Board of Trustees, as discussed below

When a Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Trustees. A Fund also may use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by a Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund’s NAV is calculated.

A Fund also may use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event – thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund’s NAV will be subject, in part, to the judgment of the Board of Trustees or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see “Exchange Privileges – Market Timing Policy.”

BUYING SHARES

You may buy shares of each of the Funds through third parties that have entered into selling arrangements with IFDI. Contact any authorized investment dealer for more information. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have. The transfer agent for the Funds will not accept account applications unless submitted by an entity with which IFDI maintains a current selling agreement.

Ivy Client Services generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to purchase shares of the Funds.

When you place an order to buy shares for your InvestEd Plan account, your order will be processed at the next NAV calculated after your order, in proper form, is received and accepted. Proper form includes receipt by Waddell & Reed, in the home office, of a completed InvestEd Plan Account Application and additional required documentation, if applicable. Please note that all of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

Shares of a Fund may be purchased for your InvestEd Plan account through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. Your order will receive the offering price next calculated after the order has been received in proper form by Waddell & Reed. Therefore, if your order is received in proper form by Waddell & Reed before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by Waddell & Reed after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day.

Broker-dealers that perform account transactions for their clients by participating through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients for whose account shares of a Fund are purchased if the broker-dealer performs any transaction erroneously or improperly.

When you sign your Account Application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO addresses are acceptable).

To add to your account by mail: Make your check payable to Ivy Funds Distributor, Inc. (to Waddell & Reed, Inc. for InvestEd Plan accounts) Mail the check to Ivy Client Services (Waddell & Reed for InvestEd Plan accounts) at the address below, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement or with a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase. Mail to:

Ivy Client Services

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

For InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

By telephone or internet: To purchase Class A, B or C shares of a Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 800.777.6472 to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000 per fund per day. If you need to establish an account for Class I or Class Y shares, you may call 800.532.2783 to obtain an account application. You may then mail a completed application to Ivy Client Services at the above address, or fax it to 800.532.2784.

By Automatic Investment Service: You can authorize having funds electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

■	All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

■

If you buy shares by check or ACH, and then sell those shares by any method other than by exchange to another fund in the Ivy Family of Funds, the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.

■

You may purchase shares of the Funds indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties that perform account transactions for their clients through the NSCC, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the offering price next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day’s price

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with IFDI, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

The transfer agent for the Funds reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B, Class C and Class E:
To Open an Account	$500	(per Fund)
For certain exchanges	$100	(per Fund)
For accounts opened with AIS	$50	(per Fund)*
For accounts established through payroll deductions and salary deferrals		Any amount
To Add to an Account		Any amount
For certain exchanges	$100	(per Fund)
For AIS	$25	(per Fund)
For Class I, Class R and Class Y:
Please check with your individual selling dealer, plan administrator or third party record keeper for information about minimum investment requirements.

*	An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

For clients of Morgan Stanley Smith Barney (MSSB) who purchase their shares through certain fee-based advisory accounts sponsored by MSSB, the minimum initial and subsequent investment requirements for Class A shares are waived.

Adding to Your Account

Subject to the minimums described above, you, or anyone, can make additional investments of any amount at any time; however, with respect to Class E shares, all or a portion of the amount invested will not be accepted to the extent that such contributions would cause the total maximum account value or balance for a Designated

Beneficiary for all InvestEd Plans to exceed limits imposed by the InvestEd Plan. For the 2009-2010 academic year, the maximum account balance at the time of a contribution is, in the aggregate per beneficiary, $335,000, as determined by the Arizona Commission for Postsecondary Education. Maximum account balance amounts will be adjusted each year based upon a formula developed by The College Board that estimates the average cost of attending a private 4-year college. Under current law, any excess contribution with respect to a Designated Beneficiary must be promptly withdrawn as a non-qualified withdrawal or rolled over into an account for a different Designated Beneficiary.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to sell shares of the Funds.

Selling your InvestEd Plan Class E Shares. Only the Account owner may request withdrawals from an InvestEd Plan account, which will be accomplished by selling (redeeming), at any time, some or all of the account’s shares, subject to a penalty if applicable.

When you place an order for a withdrawal from your InvestEd Plan account, that order will be treated as an order to sell shares, and the shares will be sold at the next NAV calculated, subject to any applicable CDSC and/or redemption fee, after your order, in proper form, is received and accepted. Proper form includes receipt by your financial advisor or IFDI of a completed InvestEd Plan Withdrawal Form. Withdrawals will be classified as either Qualified or Non-Qualified for Federal, state and local income tax purposes.

Generally, each withdrawal from an InvestEd Plan account comprises two pro rata components: (1) a return of principal and (2) earnings. The return of principal portion of any withdrawal, whether Qualified or Non-Qualified, is not taxable. As explained in more detail below, the earnings portion of a withdrawal may be subject to taxation, and possibly penalties, depending on whether a withdrawal is Qualified or Non-Qualified. The Account Owner is responsible for determining whether a withdrawal is Qualified or Non-Qualified and whether a penalty applies.

Qualified Withdrawals. A Qualified withdrawal is a withdrawal used for Qualified Higher Education Expenses, which may include tuition, fees, books, supplies and equipment required for the enrollment or attendance of a Designated Beneficiary at an eligible educational institution, and, beginning with school years 2009 and 2010, for computer technology, equipment or Internet access and related services to be used by the beneficiary and the beneficiary’s family during any of the years the beneficiary is enrolled at an eligible educational institution, and/or qualified room and board expenses for students who attend an eligible educational institution at least half-time.

At the request of the Account Owner, the Qualified withdrawal of proceeds may be made payable to an eligible educational institution on behalf of the Designated Beneficiary.

Non-Qualified Withdrawals. A Non-Qualified withdrawal is a withdrawal that is not used for Qualified Higher Education Expenses, as defined above. Non-Qualified withdrawals are generally subject to income taxes and penalties, if applicable, on the earnings portion of the withdrawal, as described below. Penalty-free withdrawals may be made in the event the Designated Beneficiary receives a scholarship (not to exceed the amount of the scholarship award), dies or becomes permanently disabled, although the earnings portion of the withdrawal will be subject to tax.

If you choose to withdraw the money you have accumulated in your InvestEd Plan account for non-qualified expenses, taxes and penalties will apply. The earnings portion of the Non-Qualified withdrawal generally will be subject to income tax at the tax rate of the person for whose benefit the withdrawal is made. In addition, the earnings portion of any Non-Qualified withdrawals will also be subject to a Federal tax penalty in the form of an additional 10% tax on the earnings portion of the non-qualified withdrawal.

Currently, when shares are redeemed in a Qualified withdrawal, the withdrawals are Federal income tax-free (such withdrawals may still be subject to state and/or local taxes). Please consult your tax advisor regarding the current tax consequences of withdrawals from your InvestEd Plan account. The Account Owner or the Designated Beneficiary is responsible for retaining the appropriate documentation for the tax treatment of Qualified Withdrawals. The Account Owner or the Designated Beneficiary is responsible for determining whether a withdrawal is Non-Qualified, making the appropriate filings with the IRS and paying the 10% federal tax penalty on earnings.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:

■	the name on the account registration

■	the Fund’s name

■	the account number

■	the dollar amount or number, and the class, of shares to be redeemed

■	any other applicable special requirements listed in the table below

Deliver the form or your letter to:

Ivy Client Services

c/o WI Services Company

P. O. Box 29217

Shawnee Mission, Kansas

66201-9217

For InvestEd Plan accounts only:

Waddell & Reed, Inc.

P.O. Box 29217

Shawnee Mission, Kansas

66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet as set forth below. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class I and Y. To redeem your Class A, Class B or Class C shares, call 800.777.6472, fax your request to 800.532.2749, or place your redemption order at www.ivyfunds.com, and give your instructions to redeem your shares via ACH or via wire, as applicable. To redeem your Class I and Y shares, submit a written request or fax your request to 800.532.2784, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days). For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by internet can only be accepted for amounts up to $50,000 per Fund per day.

When you place an order to sell shares or when you make a withdrawal from your InvestEd Plan account by placing an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by Ivy Client Services (on behalf of WISC) or other authorized Fund agent as described above. Note the following:

■	If more than one person owns the shares, each owner must sign the written request.

■

If you recently purchased the shares by check or ACH, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.

■	Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.

■

Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Board of Trustees determines that conditions exist making cash payments undesirable. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

■

If you purchased shares of a Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. For firms that perform account transactions systematically through the NSCC, the Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day’s offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you should generally receive the offering price next calculated on the following business day. If the firm does not perform account transactions systematically through the NSCC and has not entered into an agreement permitting it to aggregate orders it receives prior to 4:00 p.m. Eastern time and transmit such orders to the Fund on or before the following business day, you will receive the NAV next calculated after the order has been received in proper form by the Fund. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day’s price.

■

Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients’ permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares
Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee’s name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

A Fund may require a signature guarantee in certain situations such as:

■	a redemption request made by a corporation, partnership or fiduciary

■	a redemption request made by someone other than the owner of record

■	the check is made payable to someone other than the owner of record

■	a check redemption request if the address on the account has been changed within the last 30 calendar days

This requirement is to protect you and the Funds from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

Each Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 calendar days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without a sales charge, all or part of the amount of Class A or Class E shares of the Funds you redeemed by sending to the applicable Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 calendar days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it was redeemed. The reinvestment into Class E shares will be treated as a new contribution. You may do this only once each calendar year with Class A and/or Class E shares of the Funds. This privilege may be eliminated or modified at any time without prior notice to shareholders.

The CDSC, if applicable, will not apply to the proceeds of Class A (as applicable), Class B, Class C or Class E shares of the Funds which are redeemed and then reinvested in shares of the same class of the Fund within 60 calendar days after such redemption. IFDI will, with your reinvestment, instruct WISC, the Funds’ transfer agent, to cancel the CDSC attributable to the amount reinvested. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once each calendar year as to Class A shares of a Fund, once each calendar year as to Class B shares of a Fund, once each calendar year as to Class C shares of a Fund and once each calendar year as to Class E shares of the Funds. The reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WISC, the Funds’ transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WISC fails to do so, WISC may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

If you are investing through certain third-party broker dealers, please contact your plan administrator or other record keeper for information about your account.

If you have established an account that is maintained on our shareholder servicing system, we provide a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800.777.6472, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:

■	obtain information about your accounts

■	obtain price information about other funds in the Ivy Family of Funds

■	obtain a Fund’s current prospectus, SAI, annual report or other information about each Fund

■	request duplicate statements

■	transact certain account activity, including exchange privileges and redemption of shares

■

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service, provided your account is maintained on our shareholder servicing system; otherwise, you should contact the broker-dealer through which you purchased your Fund shares.

Internet Service

Our web site, www.ivyfunds.com, is also available. If you do not currently have an account established that is maintained on our shareholder servicing system, you may use the web site to obtain information about the Funds, including accessing the Funds’ current prospectus, SAI, annual report or other information. If you have an account set up that is maintained on our shareholder servicing system, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares for certain share classes, if you have established Express Transactions for your account.

EXCHANGE PRIVILEGES

Except as otherwise noted, you may sell (redeem) your shares and buy shares of the same class of another fund in the Ivy Family of Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. You may sell your Class I or Class Y shares of either of the Funds and buy Class I or Class Y shares, respectively, of another Fund or Class A shares of Ivy Money Market Fund.

Except as otherwise noted, you may sell your Class E shares and buy Class E shares of another fund in the Ivy Family of Funds that offers Class E shares without the payment of an additional sales charge. For Class E shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run.

Except as otherwise noted, you may sell your Class R shares of any of the funds and buy Class R shares of another fund in the Ivy Family of Funds that offers Class R shares. Contact your plan administrator or record keeper for information about exchanging your shares.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U. S. Virgin Islands. Note that exchanges out of the Funds may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

You must exchange into the same share class you currently own (except that you may exchange Class Y and Class I shares of either of the Funds for Class A shares of Ivy Money Market Fund).

Exchanges are considered taxable events and may result in a capital gain or a capital loss for tax purposes.

How to Exchange

Please note the InvestEd Plan accounts may have special restrictions on exchanges.

If you are investing through certain third-party broker dealers, contact your plan administrator or other record keeper for information about how to exchange.

If you have an account set up that is maintained on our shareholder servicing system, the following applies:

By mail: Send your written exchange request to Ivy Client Services at the address listed under “Selling Shares.”

By telephone: Call Ivy Client Services at 800.777.6472 to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. For the protection of Fund shareholders, the transfer agent for the Funds employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling broker-dealer, plan administrator or third party record keeper to exchange shares of the Funds.

Converting Shares

Self-directed Conversions: If you hold Class A or Class Y shares and are eligible to purchase Class I shares, as described above in the section entitled “Class I shares,” you may be eligible to convert your Class A or Class Y shares to Class I shares of the same Fund, subject to the discretion of IFDI to permit or reject such a conversion. Please contact Ivy Client Services directly to request a conversion.

A conversion between share classes of the same Fund is a non-taxable event.

If you convert from one class of shares to another, the transaction will be based on the respective NAV per share of the two classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day’s NAVs per share. At the time of conversion, the total dollar value of your “old” shares will equal the total dollar value of your “new” shares. However, subsequent share price fluctuations may decrease or increase the total dollar value of your “new” shares compared with that of your “old” shares.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and /or redemptions in Fund shares (market timing activities). Market timing activities in any class of shares of the Funds, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WISC and/or IFDI, thereby indirectly affecting the Funds’ shareholders.

Certain funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a fund invests a significant portion of its assets in foreign securities, the fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of fund shares. A fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a fund that invests a significant portion of its assets in small cap companies, or municipal obligations, or that invests a significant portion of its assets in high-yield fixed income securities.

To discourage market timing activities by investors, the Board of Trustees has adopted a market timing policy and has approved the procedures of the Funds’ transfer agent, WISC, for implementing this policy. WISC’s procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WISC will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WISC typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WISC considers many factors, including (but not limited to) the frequency, size and/or timing of the investor’s transactions in Fund shares.

As an additional step, WISC reviews Fund redemption activity in relation to average assets and purchases within the period. If WISC identifies what it believes to be market timing activities in an account held directly on the Funds’ records that has not previously exceeded WISC’s thresholds, WISC will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If a shareholder exceeds WISC’s thresholds a second time within a twelve (12) month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WISC will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WISC will consider the trading history of accounts under common ownership or control within any of Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or the Ivy Family of Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of the Funds’ market timing policy are not deemed accepted by the Funds and may be cancelled or revoked by the Funds on the next business day following receipt by the Funds.

In addition, IFDI and/or its affiliate, Waddell & Reed, Inc. (collectively, “W&R”), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders’ Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary’s account by any shareholder identified by W&R as having engaged in Fund share transactions that violate either Funds’ market timing policy. W&R’s procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it determines appropriate or necessary to enforce the Funds’ market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

The Funds seek to apply the market timing policy uniformly to all shareholders and prospective investors. Although the Funds, IFDI and WISC make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account. In an attempt to detect and deter excessive trading in omnibus accounts, the Funds, IFDI or WISC may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries (including prohibiting further transactions by such accounts), may require the intermediaries to provide certain information to the Funds regarding shareholders who hold shares through such accounts or may close the omnibus account. The Funds’ ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

A financial intermediary through which an investor may purchase shares of the Funds may also independently attempt to identify trading it considers inappropriate, which may include frequent or short-term trading, and take steps to deter such activity. In some cases, the intermediary may require the Funds’ consent or direction to undertake those efforts. In other cases, the Funds may elect to allow the intermediary to apply its own policies with respect to frequent trading in lieu of seeking to apply the Funds’ policies to shareholders investing in the Funds through such intermediary, based upon the Funds’ conclusion that the intermediary’s policies sufficiently protect shareholders of the Funds. In either case, the Funds may have little or no ability to modify the parameters or limits on trading activity set by the intermediary. As a result, an intermediary may limit or permit trading activity of its customers who invest in Fund shares using standards different from the standards used by the Funds. If an investor purchases the Funds’ shares through a financial intermediary, that investor should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to that account.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WISC processes, there can be no assurance that the Funds’ and WISC’s policies and procedures will identify all trades or trading practices that may be considered market timing activity. WISC may modify its procedures for implementing the Funds’ market timing policy and/or its monitoring criteria at any time without prior notice. The Funds, WISC and/or IFDI shall not be liable for any loss resulting from rejected purchase orders or exchanges.

The Class E shares of the Funds are intended for long-term investment purposes to save for post-secondary education. Because Class E shares are an investment vehicle for your InvestEd Plan, investor-initiated exchanges among the Funds are limited by the terms of your InvestEd Plan. In addition, tax regulations impose penalties on redemptions of Class E shares that are Non-Qualified Withdrawals. As a result, it is unlikely that investments in Class E shares would be used to engage in market-timing activity. While IFDI and WISC recognize that investments in Class E shares do not likely present the same opportunity for market-timing activity that may be present for other share classes, WISC monitors for such activity, as described above.

The Funds’ market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder’s ability to engage in market timing activities, although there can be no assurance that the Funds will eliminate market timing activities.

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year.

Usually, both Funds will distribute net investment income to shareholders annually in December. Dividends that are declared for a particular day are paid to shareholders of record on the prior business day. However, dividends that are declared for Saturday and Sunday are paid to shareholders of record on the preceding Thursday. Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by each Fund in December.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. Each Fund offers two options:

1.	Share Payment Option. Your dividends, capital gain and other distributions with respect to a Class of the Fund will be automatically paid in additional shares of that Class. If you do not indicate a choice on your application, you will be assigned this option.

2.	Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the distributing Class.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares. As well, all distributions in respect of Class E shares are also automatically paid in additional shares.

Redemption Fee/Exchange Fee

To further discourage the use of the Funds as a vehicle for excessive short-term trading, each of Funds will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares of that Fund after holding the shares fewer than five calendar days.

If you bought your shares on different days, the “first-in, first out” (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Funds.

The Funds’ redemption fees will not be assessed against:

1.	omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers’ accounts; and intermediaries that do not have sufficient information to impose a redemption fee on their customers’ accounts.

2.	(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Funds; (iv) redemptions during the initial 90 calendar days of a retirement plan participant’s defaulted investment in the Funds that constitutes a qualified default investment alternative (QDIA) under the Department of Labor regulations; (v) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (vi) reinvested distributions (dividends and capital gains).

3.	shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment adviser for the advisory service.

4.	shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund’s behalf.

5.	redemptions of shares purchased through the Automatic Investment Service (AIS).

6.	redemptions made through a Systematic Withdrawal Plan.

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, the Funds’ redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

Each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Funds’ redemption fee on their customers’ accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds’ criteria. However, due to operational requirements, the intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Fund’s method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B, Class C and Class E Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between your Fund account and funds in the Ivy Family of Funds, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the Combined SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
	Minimum Amount	Frequency
Funds Plus Service	$25 (per Fund)	Monthly

Tax Information

As with any investment, you should consider how your investment in the Funds will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You may be subject to tax to the extent the Funds make actual or deemed distributions of net income and realized gains to you. Dividends from the Funds’ investment company taxable income (which includes taxable net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to “qualified dividend income” the Fund earned (which are unlikely to be significant). Distributions of a Fund’s net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, long-term capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders.

For noncorporate taxable shareholders, each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). If the redemption is not made until after the record date for the distribution attributable to that interest, however, you will receive it as an exempt-interest dividend rather than as part of a taxable gain.

An exchange of Fund shares for shares of any other fund within the Ivy Family of Funds, Waddell & Reed Advisors Funds, or Waddell & Reed InvestEd Portfolios

generally will have similar tax consequences. However, special rules apply when you dispose of a Fund’s Class A shares through a redemption or exchange within 90 calendar days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund within the Ivy Family of Funds, Waddell & Reed Advisors Funds, or Waddell & Reed InvestEd Portfolios without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when you acquired those shares, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 calendar days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. Each Fund must withhold 28% of all taxable dividends, and capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from taxable dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends the Funds pay that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by either Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions paid by the Funds.

The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; you will find more information in the Combined SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Class E shares

In general, your investment in Class E shares of a Fund is part of the Program. The Program has received a ruling from the Internal Revenue Service stating that, in general, the Program qualifies under Section 529 of the Code so that earnings on Program investments are not subject to Federal income tax (with respect to either a contributor to the Program or a Designated Beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay the “qualified higher education expenses” of your Designated Beneficiary are tax-free for Federal income tax purposes. State and local taxes may still apply.

Withdrawals of earnings that are not used for the Designated Beneficiary’s qualified higher education expenses generally are subject not only to Federal income tax but also to a Federal penalty in the form of an additional 10% tax on the earnings portion of any non-qualified withdrawal (unless such amounts are transferred within sixty (60) days to another qualified tuition program for the same Designated Beneficiary as under the Program). Withdrawals attributable to contributions to the Program (including the portion of any rollover from another state’s qualified tuition plan that is attributable to contributions to that plan) are not subject to tax.

In general, Qualified Higher Education Expenses include the costs of tuition, fees, books, supplies and equipment for the Designated Beneficiary’s attendance at an “eligible educational institution” as well as qualified room and board if the Designated Beneficiary attends such institution at least half-time. The terms “qualified higher education expenses,” “Designated Beneficiary,” and “eligible educational institution” are as defined in the Code and as described in the Program Overview.

The foregoing is only a brief summary of some of the important Federal income tax considerations relating to investments in the Fund under the Program; you will find more information in the Combined SAI and the Program Overview. You are urged to consult your own tax advisor for information about the state and local tax consequences of, and the impact of your personal financial situation on, an investment in your InvestEd Plan. In addition, please note that if you are a resident of a state other than Arizona, there may be state tax benefits available to you from an investment in a 529 Plan offered by your state.

YOUR ACCOUNT AND SHARE CLASSES

Each class of shares offered by the Funds has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Large Cap Growth Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class E shares, Class I shares, Class R shares and Class Y shares are described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
Class A	Class B	Class C
Initial sales charge	No initial sales charge	No initial sales charge
No deferred sales charge[2]	Deferred sales charge on shares you sell within six years after purchase	A 1% deferred sales charge on shares you sell within 12 months after purchase

Class A	Class B	Class C
Maximum distribution and service (12b-1) fees of 0.25%	Maximum distribution and service (12b-1) fees of 1.00%	Maximum distribution and service (12b-1) fees of 1.00%

	Converts to Class A shares eight years from the month in which the shares were purchased, thus reducing future annual expenses	Does not convert to Class A shares, so annual expenses do not decrease
For an investment of $1 million or more, only Class A shares are available	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

[2]	A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

Each Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B, Class C, Class E, Class R and Class Y shares. Such Plans permit the Funds to pay marketing and other fees to support both the sale and distribution of each Class of shares as well as the services provided to shareholders by their financial advisors or financial intermediaries. Under the Class A Plan, the Funds may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Fund’s Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay IFDI, on an annual basis, a maximum service fee of 0.25% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a maximum distribution fee of up to 0.75% of the average daily net assets of that class to compensate IFDI for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to IFDI by any Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by IFDI with respect to the Funds’ Class B or Class C shares would exceed the maximum amount of such charges that IFDI is permitted to receive under the rules of the Financial Industry Regulatory Authority, Inc. (FINRA) rules as then in effect. Under the Class E Plan, the Funds may pay IFDI a fee of 0.25%, on an annual basis, of the average daily net assets of the Class E shares. This fee is to compensate IFDI for, either directly or through third parties, distributing the Funds’ Class E shares, providing personal service to Class E shareholders and/or maintaining Class E shareholder accounts. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine. Under the Class R Plan, each Fund is authorized to pay IFDI an amount not to exceed 0.50%, on an annual basis, of the average daily net assets of the Funds’ Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal service to Class R shareholders and/or encouraging and fostering the maintenance of shareholder accounts of the Class R shares of the Funds. The amounts shall be payable to IFDI daily or at such other intervals as the Board of Trustees may determine. Under the Class Y Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing service to Class Y shareholders and/or maintaining Class Y shareholder accounts. Class I shares do not have a Plan.

Since these fees are paid out of the Funds’ assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Since Class E fees are paid out of the Funds’ assets or income on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. Because Class R fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. All or a portion of these fees may be paid to your financial advisor or financial intermediary.

Class A Shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the tables below. As noted, Class A shares that have a Plan pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares or Class I shares.

Class E shares are subject to an initial sales charge when purchased for your InvestEd Plan account, based on the amount of your investment, according to the tables below. As noted, Class E shares that have a Plan pay an annual 12b-1 fee of 0.25% of average Class E net assets.

InvestEd 529 Plan

The InvestEd Plan (InvestEd Plan) was established under the Arizona Family College Savings Program (the Program). The Program was established by the State of Arizona as a qualified state tuition program in accordance with Section 529 of the Internal Revenue Code of 1986, as amended (Code). Waddell & Reed, Inc., the program manager for the InvestEd Plan, is offering the InvestEd Plan to Arizona residents as well as to residents of other states.

Contributions to InvestEd Plan accounts may be invested in shares of certain of the Funds, which are held in the name and for the benefit of the Arizona Commission for Postsecondary Education in its capacity as Trustee of the Program. Class E shares purchased with contributions for a particular InvestEd Plan account are allocable to that account and will be redeemed to effect withdrawals requested by the InvestEd Plan account owner, as further described in this prospectus. Accounts opened through the InvestEd Plan are not insured by the State of Arizona, and neither the principal invested nor the investment return is guaranteed by the State of Arizona. InvestEd Plan accounts are subject to applicable Federal, state and local tax laws and the laws, rules and regulations governing the Program. Any changes in such laws, rules or regulations may affect participation in, and the benefits of, the InvestEd Plan. The InvestEd Plan may be modified in response to any such changes.

Please read the Program Overview and InvestEd Account Application carefully before investing. Class E shares are only available for investment through a qualified state tuition program in accordance with Section 529 of the Code (529 Plan).

Calculation of Sales Charges on Class A and Class E Shares

Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price
under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

[1]

Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

[2]

No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

IFDI may pay broker-dealers up to 1.00% on investments made in Class A or Class E shares with no initial sales charge.

IFDI or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of a Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Funds purchased by customers of such broker-dealers without payment of a sales charge. Please see “Additional Compensation to Intermediaries” for more information.

Sales Charge Reductions

For purposes of the following disclosure regarding Rights of Accumulation, Letter of Intent and Account Grouping, Class E shares held in your InvestEd Plan are treated as shares held by you directly.

Lower sales charges on the purchase of Class A or Class E shares are available by:

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Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in the Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios with the NAV of Class A, Class B, Class C or Class E shares already held in your account or in an account eligible for grouping with your account (see “Account Grouping” below). To be entitled to Rights of Accumulation, you must inform IFDI that you are entitled to a reduced sales charge and provide IFDI with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account. Your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (including reinvested dividends and capital gain distributions, but excluding capital appreciation) less any withdrawals.

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Letter of Intent: grouping all purchases of the funds made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from IFDI, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B, Class C or Class E shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in “Account Grouping” below, will be included. Purchases made during the thirty (30) calendar days prior to receipt by WISC, the Funds’ transfer agent, of a properly completed LOI will be considered for purposes of determining whether a shareholder has satisfied the LOI. If IFDI reimburses the sales charge for purchases prior to receipt by WISC of an LOI, the thirteen-month LOI period will be deemed to have commenced on the date of the earliest purchase within the 30 calendar days prior to receipt by WISC of the LOI.

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Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A or Class E shares in any account that you own may be grouped with the current account value of purchased Class A, Class B, Class C and/or Class E shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. Please review the Combined SAI for additional information regarding Account Grouping. For purposes of account grouping, an individual’s domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1.	All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Code (Qualified Plan) that is maintained by an employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

2.

All purchases of Class A shares made under a simplified employee pension plan (SEP), Savings Incentive Match Plan for Employees (SIMPLE IRA), or similar arrangement adopted by an employer or affiliated employers may be grouped, if grouping is elected by the employer when the plan is established. Alternatively, the employer may elect that purchases made by individual employees under such plan also be grouped with other accounts of the individual employees. If evidence of either election is not received by IFDI, purchases will be grouped at the plan level.

3.	All purchases of Class A shares made by you or your spouse for your or your spouse’s IRAs, salary reduction plan accounts under Section 457 of the Code, or Code Section 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse’s Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise IFDI at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A or Class E shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:

■	Shareholders investing through certain investment advisers and broker-dealers in brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

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Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

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Minnesota Life Trustees and officers, Directors, or any affiliated entity of Minnesota Life, employees of Minnesota Life, Securian/CRI Financial Advisors, their respective spouses, children, parents, children’s spouses and spouse’s parents of each, including purchases into certain retirement plans and certain trusts for these individuals

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Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisory agreements.

■	Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records

■	Shareholders/participants reinvesting into any account the proceeds of redemptions of eligible retirement accounts invested in Class I or Y shares

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Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund’s records and are segregated from any other retirement plan assets

■	Participants in a 401(a) plan or 457 plan that invest in the Ivy Family of Funds through a third party platform or agreement

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Shareholders reinvesting into any other account they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Retirement Plan, an IRA, a Keogh plan or a trust or custodial account under Sections 457(b) or 403(b)(7) of the Code

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Shareholders/participants reinvesting into any other account, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided such reinvestment is made within 60 calendar days of receipt of the required minimum distribution

■

The Merrill Lynch Daily K Plan (the “Plan”), provided the Plan has at least $3 million in assets or over 500 or more eligible employees. Class B shares of the Funds are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see “Group Systematic Investment Program” in the SAI

■

Shareholders investing through direct transfers from the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan, and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker/dealers with which IFDI has entered into selling agreements

■	Clients investing via a Managed Allocation Portfolio (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Class E shares may be purchased at NAV by:

■	Shareholders investing through certain investment advisers and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees

■

Current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children’s spouses and spouse’s parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

Clients who transferred their 529 Plan accounts from the Arizona Family College Savings Program sponsored by Securities Management and Research, Inc. (SM&R) to the InvestEd Plan Sponsored by Waddell & Reed, Inc. due to the closing of the SM&R-sponsored 529 Plan, and who established their SM&R-sponsored Plans directly through SM&R rather than through a financial intermediary and qualified for NAV pricing through SM&R

■

Sales representatives, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated third party broker-dealers with which IFDI has entered into selling agreements

■

Employees, and their immediate family members (spouse, children, parents, children’s spouses and spouse’s parents), associated with unaffiliated registered investment advisers with which IICO has entered into sub-advisery agreements.

For purposes of determining sales at NAV, an individual’s domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A or Class E shares may be purchased at NAV through:

■

Exchange of Class A or Class E shares of any fund in the Ivy Family of Funds or shares of Waddell & Reed InvestEd Portfolios and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Waddell & Reed Advisors Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and other distributions paid on such shares

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class A shares into the same Fund and account from which it had been redeemed, if the reinvestment is made within 60 calendar days of the Funds’ receipt of your redemption request.

■

Reinvestment once each calendar year of all or part of the proceeds of redemption of your Class E shares into Class E shares of the same Fund and account, if the reinvestment is made within 60 calendar days of the Fund’s receipt of your redemption request. The reinvestment into Class E shares will be treated as a new contribution.

■

Payments of Principal and Interest on Loans made pursuant to a 401(a) plan (for Class A shares only), (i) if such loans are permitted by the plan and the plan invests in shares of the same Fund and (ii) a sales charge was previously paid on those shares.

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.ivyfunds.com, including hyperlinks to facilitate access to this information. You will also find more information in the Combined SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A or Class E shares and paid to IFDI, as further described below. The purpose of the CDSC is to compensate IFDI for the costs incurred by it in connection with the sale of the Fund’s Class B or Class C shares or certain Class A or Class E shares. IFDI pays 4.00% of the amount invested to Legend and other third-party broker-dealers who sell Class B shares and pays 1.00% of the amount invested to Legend and other third-party broker-dealers who sell Class C shares of certain funds.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares that represent reinvested dividends and other distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, a Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B Shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any reinvested dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Funds will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on April 9, 2010, then redeems all Class B shares on April 6, 2011, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records, and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C Shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay a maximum annual 12b-1 service fee of 0.25% of average net assets and a maximum annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds’ records and it will be the selling broker-dealer’s responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions of shares requested within one year of the shareholder’s death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Funds’ transfer agent

■

redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a Qualified Retirement Plan, an IRA, a Keogh plan or a trust or custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper

■

redemptions of shares purchased by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares made pursuant to a shareholder’s participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)

■	redemptions the proceeds of which are reinvested within 60 calendar days in shares of the same class of the Fund as that redeemed

■

Class B shares of the Funds are made available to Merrill Lynch Daily K Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. For further information see “Group Systematic Investment Program” in the SAI

■

for Class C shares, redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

■	for clients of third party broker-dealers, redemptions of Class C shares for which the selling broker-dealer was not paid an up-front commission by IFDI

■

redemptions of Fund shares, the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds and/or Ivy Family of Funds, as directed by the redeeming shareholder, through retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB, or from the Waddell & Reed Advisors Express Plan, Select Plan and Advantage Plan offered and distributed by Securian Retirement Services, a business unit of Minnesota Life Insurance Company

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $500

■	redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s shares, which may require certain notice.

The CDSC for Class E shares that are subject to a CDSC will not apply in the following circumstances:

■

redemptions of shares requested within one year of the InvestEd Plan account holder’s death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Funds’ transfer agent

■

redemptions of shares purchased for InvestEd Plan accounts held by current or retired Trustees of the Trust (or retired directors or trustees of any entity to which the Trust or a Fund is the successor), directors of affiliated companies of the Trust, or of any affiliated entity of IFDI, current and certain retired employees of IFDI and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates, and the spouse, children, parents, children’s spouses and spouse’s parents (including redemptions from certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed

■

redemptions of shares for the purpose of complying with the excess contribution limitations prescribed by the Program if the excess contributions are rolled over to another InvestEd Plan account for a different Designated Beneficiary

■	redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed

■

redemptions made by shareholders that have purchased shares of the Fund through certain group plans that have selling agreements with IFDI and that are administered by a third party and/or for which brokers not affiliated with IFDI provide administrative or recordkeeping services

■	the exercise of certain exchange privileges

■	redemptions effected pursuant to the Fund’s right to liquidate a shareholder’s account if the aggregate NAV of the shares is less than $500

These exceptions may be modified or eliminated by the Funds at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Funds’ right to liquidate a shareholder’s shares, which may require certain notice.

Class I Shares

Class I shares are sold without any front-end sales load or contingent deferred sales charges. Class I shares do not pay an annual 12b-1 distribution and/or service fee. Class I shares are only available for purchase by:

■	fund of funds

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401, of the Code, including 401(k) plans if the value of the plan exceeds $10,000,000, when the shares are held in an omnibus account on the Fund’s records, and an unaffiliated third party provides administrative and/or other support services to the plan

■	certain financial intermediaries that charge their customers transaction fees with respect to their customers’ investments in the Funds

■	endowments, foundations, corporations and high net worth individuals using a trust or custodial platform

■

investors participating in ‘wrap fee’ or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with IFDI

■	participants of the Waddell & Reed Financial, Inc. Retirement Plans

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class R Shares

Class R shares are sold without any front-end sales load or contingent deferred sales charges.

Class R shares are generally only available to employee benefit plans, including, but not limited to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans. At the time of the initial investment, including conversions of existing plans, if the size of the plan exceeds $50 million, only Class Y and Class I shares are available for investment. Class R shares are also generally sold through, and held by, unaffiliated third parties whose platforms provide administrative, distributive and/or other support services to the plan investing in the Class R shares. Class R shares are generally available where plan level or omnibus accounts (and not individual participant accounts) are shown on the books of the Funds. Class R shares are generally not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings accounts, owner-only 401(k)s, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 accounts.

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available.

Class Y Shares

Class Y shares are not subject to a sales charge. Class Y shares do however pay an annual 12b-1 distribution and/or service fee of up to 0.25% of average net assets. Class Y shares are only available for purchase by:

■

participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans for which an unaffiliated third party provides administrative, distribution and/or other support services to the plan

■

shareholders investing in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees, through certain investment advisers and broker-dealers, including banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers, and for which entity an unaffiliated third party provides administrative, distribution and/or other support services

■

government entities or authorities and corporations whose investment within the first 12 months after initial investment is $10 million or more and to which entity an unaffiliated third party provides certain administrative, distribution and/or other support services

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the Funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than those of another class available under the Fund’s share class eligibility criteria. The Funds and IFDI are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements or to select a particular class. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes as not all share classes may be made available under your plan.

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with whom your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include the sales load, if any, that you pay as an investor; and/or the 12b-1 fee, if applicable, paid by the class of shares of the Fund that you own. As well, IFDI may have agreements with financial intermediaries which provide for one or more of the following: fees paid by IFDI to such intermediaries based on a percentage of assets and/or a fixed amount per shareholder account; networking and/or sub-accounting fees paid by the Funds; and/or other payments by IFDI and/or its affiliates, from their own resources. The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Funds shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and may be required by the intermediary in order for the Ivy Family of Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary’s established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from IFDI or its affiliates, or the Funds, for providing related recordkeeping and other services.

IFDI may also compensate an intermediary and/or financial advisor for IFDI’s participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. IFDI may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary’s established policies.

Compensation arrangements such as those described above are undertaken, among other reasons, to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult the Combined SAI for additional information regarding compensation arrangements with intermediaries.

Liquidation/Reorganization of a Fund

It is important to know that, pursuant to the Trust’s Declaration of Trust and in accordance with any applicable regulations and laws, the Board of Trustees has the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

ADDITIONAL INFORMATION

Ownership of Shares

As of March 11, 2011, the Trust believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Fund and of the Trust as a whole. As of March 11, 2011, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund and would own the following percentages of Large Cap Growth Fund upon consummation of the reorganization:

Name and Address	Capital Appreciation Fund	Large Cap Growth Fund	ProForma Combined Fund
Morgan Stanley Smith Barney		Class A	Class A
Harborside Financial Center		14,164,920.7660	14,164,920.7660
Plaza 2, 3rd Floor		35.18%	20.7032%
Jersey City, NJ 07311

MLPF&S		Class B	Class B
Attn Fund Administration		63,073.9150	63,073.9150
4800 Deer Lane Dr. E, 3rd Floor		7.25%	4.5573%
Jacksonville, FL 32246-6484

MLPF&S	Class B		Class B
Attn Fund Administration	184,231.9000		135,534.1610
4800 Deer Lane Dr. E, 3rd Floor	26.36%		9.7928%
Jacksonville, FL 32246-6484

Citigroup Global Markets	Class B		Class B
Attn Andrew Gott 4th Floor	71,550.5260		52,637.6840
11155 Red Run Blvd.	10.24%		3.8033%
Owings Mills, MD 21117-3256

MLPF&S		Class C	Class C
Attn Fund Administration		819,204.9310	819,204.9310%
4800 Deer Lane Dr. E, 3rd Floor		19.09%	11.9681%
Jacksonville, FL 32246-6484

Name and Address	Capital Appreciation Fund	Large Cap Growth Fund	ProForma Combined Fund
Raymond James		Class C	Class C
Omnibus for Mutual Funds		531,734.8990	531,734.8990
Attn Courtney Walller		12.39%	7.7684%
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Citigroup Global Markets		Class C	Class C
Attn Andrew Gott 4th Floor		409,572.0920	409,572.0920
11155 Red Run Blvd.		9.54%	9.54%
Owings Mills, MD 21117-3256

Morgan Stanley Smith Barney		Class C	Class C
Harborside Financial Center		388,856.1590	388,856.1590
Plaza 2, 3rd Floor		9.06%	5.6810%
Jersey City, NJ 07311

RBC Capital Markets Corp FBO		Class C	Class C
Mutual Funds Omnibus Processing		276,615.7190	276,615.7190
Attn Mutual Funds OPS Manager		6.44%	4.0412%
510 Marquette Ave S
Minneapolis, MN 55402-11110

MLPF&S	Class C		Class C
Attn Fund Administration	1,180,345.0890		841,165.4660
4800 Deer Lane Dr. E, 3rd Floor	32.95%		12.2890%
Jacksonville, FL 32246-6484

Citigroup Global Markets	Class C		Class C
Attn Andrew Gott 4th Floor	629,126.4690		448,343.0010
11155 Red Run Blvd.	17.56%		6.550%
Owings Mills, MD 21117-3256

Raymond James	Class C		Class C
Omnibus for Mutual Funds	205,993.7440		146,800.1390
Attn Courtney Walller	5.75%		2.1447%
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

Waddell & Reed Financial Inc.		Class E	Class E
Attn Bernita Moorshead		8,558.3350	8,558.3350
PO Box 29217		7.27%	2.6805%
Shawnee Mission, KS 66201-9217

JP Morgan Chase Bank TTEE		Class I	Class I
United Benefits Group Coop		3,771,300.9450	3,771,300.9450
Retirement Plans		30.49%	25.1010%
345 Park Ave
New York, NY 10154-0004

RBC Capital Markets Corp FBO		Class I	Class I
Mutual Funds Omnibus Processing		1,360,272.9340	1,360,272.9340
Attn Mutual Funds OPS Manager		11.00%	9.0537%
510 Marquette Ave S
Minneapolis, MN 55402-11110

MLPF&S		Class I	Class I
Attn Fund Administration		708,272.0930	708,272.0930
4800 Deer Lane Dr. E, 3rd Floor		5.73%	4.7141%
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner &	Class I		Class I
Smith	1,817,336.3630		1,286,053.1990
4800 Deer Lane Dr. E, 3rd Floor	48.46%		8.5597%
Jacksonville, FL 32246-6484

NFS LLC FEBO	Class I		Class I
SI Trust Servicing DBA Camco	263,655.9180		186,578.3040
Rutland, VT 05701-3580	7.03%		1.2418%

Name and Address	Capital Appreciation Fund	Large Cap Growth Fund	ProForma Combined Fund
Citigroup Global Markets	Class I		Class I
Attn Andrew Gott 4th Floor	231,273.0990		163,662.3330
11155 Red Run Blvd.	6.17%		1.0893%
Owings Mills, MD 21117-3256

Hartford Life Insurance Co.		Class R	Class R
Separate Account		1,140,200.5740	1,140,200.5740
1 Griffin Rd N		79.0608%	79.0608%
Windsor, CT 06095-1512

MLPF&S		Class R	Class R
Attn Fund Administration		152,340.7700	152,340.7700
4800 Deer Lane Dr. E, 3rd Floor		10.56%	10.5632%
Jacksonville, FL 32246-6484

Minnesota Life Insurance Company		Class Y	Class Y
Attn: A6-4105		3,829,087.5990	3,829,087.5990
400 Robert St. N A604105		60.31%	55.9334%
Saint Paul, MN 55101-2037

MLPF&S		Class Y	Class Y
Attn Fund Administration		1,049,950.3520	1,049,950.3520
4800 Deer Lane Dr. E, 3rd Floor		16.54%	15.3371%
Jacksonville, FL 32246-6484

Charles Schwab & Co. Inc.		Class Y	Class Y
Special Custody A/C		501,943.4380	501,943.4380
Attn Mutual Funds		7.91%	7.3321%
101 Montgomery St.
San Francisco, CA 94104-4151

Nationwide Trust Company FSB	Class Y		Class Y
c/o IPO Portfolio Accounting	314,271.6420		222,910.8900
PO Box 182029	44.84%		3.262%
Columbus, OH 42318-2029

Frontier Trustco FBO	Class Y		Class Y
Davenport & CO LLC	91,651.6510		65,007.9370
PO Box 10758	13.08%		0.9496%
Fargo, ND 58106-0758

MG Trustco Cust FBO	Class Y		Class Y
Bill Talley Ford Inc.	70,331.7950		49,885.8980
700 17th St Suite 300	10.03%		0.7287%
Denver, CO 80202-3531

Waddell & Reed Inc.	Class Y		Class Y
Attn Bernita Moorshead	58,121.5730		41,225.2640
P.O. Box 29217	8.29%		0.6022%
Shawnee Mission, KS 66201-9217

Fulton Bank NA FBO	Class Y		Class Y
Bayside Health Assoc CHA	36,602.2940		25,961.7760
PO Box 3215	5.22%		0.3792%
Lancaster, PA 17604-3215

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, located at 1100 Walnut, Suite 3300, Kansas City, Missouri, the Funds’ independent registered public accounting firm, audits the financial statements and financial highlights of each Fund.

Statements, Reports and Prospectuses

Statements and reports sent to you include the following:

•	confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service),

•	after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)

•	quarter-to-date statements (quarterly) year-to-date statements (after the end of the fourth calendar quarter)

•	annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of the Funds’ most recent prospectus and/or summary prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Funds’ records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.ivyfunds.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the “Individual Investors Login” feature available via www.ivyfunds.com.

Information Available Through the SEC

Information about the Funds (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC’s web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549-1520. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202.551.8090.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) dated as of             , 2011 by and between (i) Ivy Funds (the “Trust”), a Delaware statutory trust established under an Agreement and Declaration of Trust dated November 13, 2008, and in effect on the date hereof (the “Declaration of Trust”), on behalf of the Ivy Capital Appreciation (the “Acquired Fund”), a series of the Trust, and (ii) the Trust, on behalf of the Ivy Large Cap Growth Fund (the “Acquiring Fund”), a series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares, Class E shares, Class I shares and Class Y shares of beneficial interest of the Acquiring Fund (the “Acquiring Shares”), and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1	Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a)	The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Trust, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

(b)	The Acquiring Fund will assume all of the Acquired Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the “Obligations”), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

(c)	The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) Class A shares, Class B shares, Class C shares, Class E shares, Class I shares and Class Y shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, attributable to each such class of shares of the Acquired Fund by the net asset value (“NAV”) of one Acquiring Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2	The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the “Closing Date”), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3	As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the “Liquidation Date”), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the “Acquired Fund Shareholders”), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class (i.e., the account for each Acquired Fund Shareholder of a class of Acquired Shares will be credited with the respective pro rata number of shares of the Corresponding Class of Acquiring Shares due that Shareholder). The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4	With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquiring Share certificates therefore, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5	As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Declaration of Trust and the laws of the State of Delaware, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1	For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the “Valuation Date”) using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Trust (collectively, as amended or supplemented from time to time, the “Acquiring Fund Prospectus”), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9.

2.2	For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Ivy Investment Management Company.

3. CLOSING AND CLOSING DATE.

3.1	The Closing Date shall be on [ ] or on such other date as the parties may agree in writing. The Closing shall be held at [9:00 a.m.] on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

3.2

On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund’s cash shall be delivered by the Acquired Fund to the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the “1940 Act”) and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “UMB Bank, n.a., custodian for Ivy Large Cap Growth Fund, a series of Ivy Funds.”

3.3	In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either Fund upon the giving of written notice to the other Fund.

3.4	At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date.

3.5	At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1	The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

The Acquired Fund’s current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the “Acquired Fund Prospectus”) conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the

Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

(b)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2010, of the Acquired Fund, audited by Deloitte & Touche LLP, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since March 31, 2010;

(c)	Since March 31, 2010, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(d)	By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

(e)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(f)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class E shares, Class I shares and Class Y shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(g)	The Acquired Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

(h)	The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(i)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(j)	At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefore as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term “Investments” shall mean the Acquired Fund’s investments shown on the schedule of its investments as of March 31, 2010 referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(k)	At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a “diversified company” within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(l)	No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

4.2	The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a)

The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(b)	At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(c)	The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended March 31, 2010, of the Acquiring Fund, audited by Deloitte & Touche LLP fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since March 31, 2010.

(d)	Since March 31, 2010, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(e)	By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(f)

For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a “regulated investment company” within the meaning of Section 851 of the Code. Neither the Trust nor the Acquiring Fund has at any time since its inception been liable for, nor is now liable for, any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the

Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(g)	The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, $0.001 par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

(h)	The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

(i)	The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares, Class E shares, Class I shares or Class Y shares, as the case may be, in the Acquiring Fund, and will be fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

(j)	No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of the Acquiring Fund on the one hand and the Acquired Fund on the other hand, hereby covenants and agrees as follows:

5.1	The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

5.2	The Acquired Fund will prepare an Information Statement to be included in a Registration Statement on Form N-14 (the “Registration Statement”) which the Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.3	The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date, the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.4	Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.5	The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1	Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund’s investment company taxable income for its taxable years ending on or after March 31, 2010 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after March 31, 2010 and on or prior to the Closing Date.

7.2	The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The obligations of the Trust on behalf of the Acquired Fund on the one hand and on behalf of the Acquiring Fund on the other hand hereunder are subject to the further conditions that on or before the Closing Date:

8.1	On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.2	All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.3	The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.4	The Trust on behalf of each of the Acquired Fund and the Acquiring Fund shall have received a favorable opinion of K&L Gates LLP satisfactory to the Trust substantially to the effect that, for federal income tax purposes:

(a)	The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund’s assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)	No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund’s assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

(c)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

(d)	The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

(e)	The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

(f)	The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore;

(g)	The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefore were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

(h)	The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

8.5	At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1	All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: Acquired Fund and Ivy Investment Management Company (IICO) in the following percentages: Cap Appreciation Fund 50% and IICO 50%. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

9.2	In the event the transactions contemplated by this Agreement are not consummated, then Ivy Investment Management Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3	Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated,

neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4	Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1	The Trust on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2	The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder, except paragraphs 1.1, 1.3, 1.4, 1.5, 3.4, 9, 10, 13 and 14.

11. TERMINATION.

11.1	The Trust may at its option terminate this Agreement at or prior to the Closing Date.

11.2	If the transactions contemplated by this Agreement have not been substantially completed by [ , 2011] this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquiring Fund; provided, however, that following the effectiveness of the Registration Statement called for in paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Ivy Funds, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; NON-RECOURSE; FINDERS’ FEES.

14.1	The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2	This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3	This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the State of Delaware, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4	This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5	A copy of the Declaration of Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, director, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6	The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

IVY FUNDS,
ATTEST:	on behalf of its Ivy Capital Appreciation Fund

By:	By:

Name:	Name:

Title:	Title:

IVY FUNDS,
ATTEST:	on behalf of its Ivy Large Cap Growth Fund

By:	By:

Name:	Name:

Title:	Title:

Agreed and accepted as to paragraph 9 only:

ATTEST:	IVY INVESTMENT MANAGEMENT COMPANY

By:	By:

Name:	Name:

Title:	Title:

(This page intentionally left blank.)

APPENDIX B

FINANCIAL HIGHLIGHTS FOR EACH FUND FOR THE SIX MONTH PERIOD ENDED SEPTEMBER 30, 2010

IVY CAPITAL APPRECIATION FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distribu- tions From Net Investment Income		Distribu- tions From Net Realized Gains	Distribu- tions From Return of Capital		Total Distribu- tions
Class A Shares
Six-month period ended 9-30-2010 (unaudited)	$8.63	$(0.01	)(2)	$(0.26	)(2)	$(0.27)	$-		$-	$-		$-
Fiscal year ended 3-31-2010	5.87	0.01	(2)	2.75	(2)	2.76	-	*	-	-		-	*
Fiscal year ended 3-31-2009	9.71	(0.01	)(2)	(3.83	)(2)	(3.84)	-		-	-	*	-	*
Fiscal year ended 3-31-2008	10.09	0.00	(2)	(0.27	)(2)	(0.27)	-		(0.11)	-		(0.11)
Fiscal year ended 3-31-2007	9.16	0.00	(2)	0.93	(2)	0.93	-		-	-		-
Fiscal year ended 3-31-2006	7.99	(0.03	)(2)	1.20	(2)	1.17	-		-	-		-

Class B Shares
Six-month period ended 9-30-2010 (unaudited)	7.89	(0.04	)(2)	(0.25	)(2)	(0.29)	-		-	-		-
Fiscal year ended 3-31-2010	5.42	(0.06	)(2)	2.53	(2)	2.47	-		-	-		-
Fiscal year ended 3-31-2009	9.05	(0.14)		(3.49)		(3.63)	-		-	-		-
Fiscal year ended 3-31-2008	9.43	(0.10	)(2)	(0.25	)(2)	(0.35)	-		(0.03)	-		(0.03)
Fiscal year ended 3-31-2007	8.65	(0.09	)(2)	0.87	(2)	0.78	-		-	-		-
Fiscal year ended 3-31-2006	7.62	(0.11	)(2)	1.14	(2)	1.03	-		-	-		-

Class C Shares
Six-month period ended 9-30-2010 (unaudited)	7.94	(0.03	)(2)	(0.25	)(2)	(0.28)	-		-	-		-
Fiscal year ended 3-31-2010	5.44	(0.04	)(2)	2.54	(2)	2.50	-		-	-		-
Fiscal year ended 3-31-2009	9.06	(0.09)		(3.53)		(3.62)	-		-	-	*	-	*
Fiscal year ended 3-31-2008	9.45	(0.08	)(2)	(0.28	)(2)	(0.36)	-		(0.03)	-		(0.03)
Fiscal year ended 3-31-2007	8.64	(0.07	)(2)	0.88	(2)	0.81	-		-	-		-
Fiscal year ended 3-31-2006	7.60	(0.09	)(2)	1.13	(2)	1.04	-		-	-		-

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)	Portfolio Turnover Rate

$8.36	(3.13	)%(3)	$315	1.27	%(4)	(0.15	)%(4)	-%	-%	18%

8.63	47.07	(3)	337	1.28		0.12		-	-	42

5.87	(39.54	)(3)	196	1.31		(0.18)		-	-	77

9.71	(2.83	)(3)	393	1.15		(0.01)		-	-	81

10.09	10.15	(3)	58	1.35		0.05		1.40	0.00	95

9.16	14.64	(3)	36	1.30		(0.29)		1.55	(0.54)	60

7.60	(3.68)		6	2.17	(4)	(1.04	)(4)	-	-	18

7.89	45.57		7	2.23		(0.81)		-	-	42

5.42	(40.11)		5	2.29		(1.17)		-	-	77

9.05	(3.76)		12	2.13		(0.99)		-	-	81

9.43	9.02		4	2.47		(1.07)		2.51	(1.11)	95

8.65	13.52		2	2.31		(1.30)		2.56	(1.55)	60

7.66	(3.53)		35	1.95	(4)	(0.83	)(4)	-	-	18

7.94	45.96		46	2.02		(0.60)		-	-	42

5.44	(39.95)		40	2.03		(0.91)		-	-	77

9.06	(3.82)		80	1.89		(0.77)		-	-	81

9.45	9.38		11	2.14		(0.75)		2.18	(0.79)	95

8.64	13.68		7	2.07		(1.05)		2.32	(1.30)	60

IVY CAPITAL APPRECIATION FUND (Continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distribu- tions From Net Investment Income	Distribu- tions From Net Realized Gains	Distribu- tions From Return of Capital		Total Distribu- tions
Class E Shares
Six-month period ended 9-30-2010 (unaudited)	$8.66	$0.00	(2)	$(0.27	)(2)	$(0.27)	$-	$-	$-		$-
Fiscal year ended 3-31-2010	5.88	0.02	(2)	2.77	(2)	2.79	(0.01)	-	-		(0.01)
Fiscal year ended 3-31-2009	9.70	(0.01)		(3.81)		(3.82)	-	-	-	*	- *
Fiscal year ended 3-31-2008(5)	10.12	(0.03	)(2)	(0.30	)(2)	(0.33)	-	(0.09)	-		(0.09)

Class I Shares
Six-month period ended 9-30-2010 (unaudited)	8.71	0.01	(2)	(0.27	)(2)	(0.26)	-	-	-		-
Fiscal year ended 3-31-2010	5.92	0.04	(2)	2.77	(2)	2.81	(0.02)	-	-		(0.02)
Fiscal year ended 3-31-2009	9.74	0.02	(2)	(3.84	)(2)	(3.82)	-	-	-	*	- *
Fiscal year ended 3-31-2008(5)	10.14	0.02	(2)	(0.29	)(2)	(0.27)	-	(0.13)	-		(0.13)

Class Y Shares
Six-month period ended 9-30-2010 (unaudited)	8.67	0.00	(2)	(0.27	)(2)	(0.27)	-	-	-		-
Fiscal year ended 3-31-2010	5.90	0.01	(2)	2.76	(2)	2.77	- *	-	-		- *
Fiscal year ended 3-31-2009	9.73	0.00		(3.83)		(3.83)	-	-	-	*	- *
Fiscal year ended 3-31-2008	10.10	0.00	(2)	(0.26	)(2)	(0.26)	-	(0.11)	-		(0.11)
Fiscal year ended 3-31-2007	9.16	0.01	(2)	0.93	(2)	0.94	-	-	-		-
Fiscal year ended 3-31-2006	7.99	(0.02	)(2)	1.19	(2)	1.17	-	-	-		-

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(2)	Based on average weekly shares outstanding.
(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)	Annualized.
(5)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(6)	For the fiscal year ended March 31, 2008.
*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

$8.39	$(3.12	)%(3)	$2	1.15	%(4)	(0.03	)%(4)	1.82	%(4)	(0.70	)%(4)	18%

8.66	47.45	(3)	2	1.15		0.26		1.92		(0.51)		42

5.88	(39.37	)(3)	2	1.23		(0.10)		1.85		(0.72)		77

9.70	(3.40	)(3)	2	1.35	(4)	(0.28	)(4)	1.73	(4)	(0.66	)(4)	81	(6)

8.45	(2.99)		170	0.89	(4)	0.23	(4)	-		-		18

8.71	47.52		183	0.90		0.52		-		-		42

5.92	(39.21)		111	0.90		0.28		-		-		77

9.74	(2.83)		12	0.86	(4)	0.23	(4)	-		-		81	(6)

8.40	(3.11)		6	1.14	(4)	(0.02	)(4)	-		-		18

8.67	47.00		8	1.21		0.21		-		-		42

5.90	(39.35)		16	1.16		(0.07)		-		-		77

9.73	(2.83)		58	1.14		0.00		-		-		81

10.10	10.37		10	1.27		0.16		1.31		0.12		95

9.16	14.64		1	1.20		(0.23)		1.45		(0.48)		60

FINANCIAL HIGHLIGHTS (Continued)

IVY LARGE CAP GROWTH FUND

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distribu- tions From Net Investment Income	Distribu- tions From Net Realized Gains	Total Distribu- tions
Class A Shares
Six-month period ended 9-30-2010 (unaudited)	$11.85	$(0.01	)(2)	$(0.19	)(2)	$(0.20)	$-	$-	$-
Fiscal year ended 3-31-2010	8.71	0.04	(2)	3.15	(2)	3.19	(0.05)	-	(0.05)
Fiscal year ended 3-31-2009	13.17	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	-	(0.01)
Fiscal year ended 3-31-2008	11.82	(0.02	)(2)	1.49	(2)	1.47	-	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.61	(0.03)		0.24		0.21	-	-	-
Fiscal year ended 3-31-2006	9.54	(0.06)		2.13		2.07	-	-	-

Class B Shares
Six-month period ended 9-30-2010 (unaudited)	10.55	(0.07	)(2)	(0.16	)(2)	(0.23)	-	-	-
Fiscal year ended 3-31-2010	7.82	(0.09	)(2)	2.82	(2)	2.73	-	-	-
Fiscal year ended 3-31-2009	11.98	(0.10	)(2)	(4.06	)(2)	(4.16)	-	-	-
Fiscal year ended 3-31-2008	10.89	(0.16)		1.37		1.21	-	(0.12)	(0.12)
Fiscal year ended 3-31-2007	10.83	(0.12)		0.18		0.06	-	-	-
Fiscal year ended 3-31-2006	8.99	(0.14)		1.98		1.84	-	-	-

Class C Shares
Six-month period ended 9-30-2010 (unaudited)	10.95	(0.05	)(2)	(0.17	)(2)	(0.22)	-	-	-
Fiscal year ended 3-31-2010	8.09	(0.05	)(2)	2.91	(2)	2.86	-	-	-
Fiscal year ended 3-31-2009	12.33	(0.05	)(2)	(4.19	)(2)	(4.24)	-	-	-
Fiscal year ended 3-31-2008	11.18	(0.13	)(2)	1.40	(2)	1.27	-	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.09	(0.12)		0.21		0.09	-	-	-
Fiscal year ended 3-31-2006	9.18	(0.10)		2.01		1.91	-	-	-

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

$11.65	(1.69	)%(3)	$454	1.15	%(4)	(0.13	)%(4)	1.28	%(4)	(0.26	)%(4)	40%

11.85	36.63	(3)	464	1.15		0.33		1.30		0.18		60

8.71	(33.80	)(3)	335	1.15		0.40		1.34		0.21		76

13.17	12.32	(3)	278	1.15		(0.13)		1.29		(0.27)		79

11.82	1.81	(3)	162	1.20		(0.44)		1.39		(0.44)		93

11.61	21.70	(3)	157	1.41		(0.62)		-		-		79

10.32	(2.18)		9	2.36	(4)	(1.34	)(4)	-		-		40

10.55	34.91		9	2.41		(0.94)		-		-		60

7.82	(34.73)		7	2.49		(1.01)		-		-		76

11.98	10.98		13	2.32		(1.28)		-		-		79

10.89	0.55		12	2.42		(1.48)		-		-		93

10.83	20.47		11	2.45		(1.65)		-		-		79

10.73	(2.01)		46	2.00	(4)	(0.98	)(4)	-		-		40

10.95	35.35		50	2.02		(0.54)		-		-		60

8.09	(34.39)		33	2.08		(0.54)		-		-		76

12.33	11.23		34	2.07		(1.04)		-		-		79

11.18	0.81		19	2.18		(1.23)		-		-		93

11.09	20.81		17	2.21		(1.42)		-		-		79

IVY LARGE CAP GROWTH FUND (Continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distribu- tions From Net Investment Income	Distribu- tions From Net Realized Gains	Total Distribu- tions
Class E Shares
Six-month period ended 9-30-2010 (unaudited)	$11.84	$(0.01	)(2)	$(0.18	)(2)	$(0.19)	$-	$-	$-
Fiscal year ended 3-31-2010	8.70	0.03	(2)	3.16	(2)	3.19	(0.05)	-	(0.05)
Fiscal year ended 3-31-2009	13.16	0.04	(2)	(4.49	)(2)	(4.45)	(0.01)	-	(0.01)
Fiscal year ended 3-31-2008(5)	11.84	(0.02	)(2)	1.46	(2)	1.44	-	(0.12)	(0.12)

Class I Shares
Six-month period ended 9-30-2010 (unaudited)	12.12	0.01	(2)	(0.20	)(2)	(0.19)	-	-	-
Fiscal year ended 3-31-2010	8.91	0.06	(2)	3.22	(2)	3.28	(0.07)	-	(0.07)
Fiscal year ended 3-31-2009	13.46	0.06	(2)	(4.58	)(2)	(4.52)	(0.03)	-	(0.03)
Fiscal year ended 3-31-2008(5)	11.99	0.01	(2)	1.58	(2)	1.59	-	(0.12)	(0.12)

Class R Shares
Six-month period ended 9-30-2010 (unaudited)	11.74	(0.03	)(2)	(0.18	)(2)	(0.21)	-	-	-
Fiscal year ended 3-31-2010	8.63	0.00	(2)	3.12	(2)	3.12	(0.01)	-	(0.01)
Fiscal year ended 3-31-2009	13.08	0.02	(2)	(4.47	)(2)	(4.45)	-	-	-
Fiscal year ended 3-31-2008	11.78	(0.06	)(2)	1.48	(2)	1.42	-	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.60	(0.06)		0.24		0.18	-	-	-
Fiscal year ended 3-31-2006(7)	11.27	(0.03)		0.36		0.33	-	-	-

Net Asset Value, End of Period	Total Return		Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

$11.65	(1.61	)%(3)	$1		1.15	%(4)	(0.13	)%(4)	1.91	%(4)	(0.89	)%(4)	40%

11.84	36.67	(3)	1		1.15		0.31		2.05		(0.59)		60

8.70	(33.83	)(3)	1		1.15		0.38		2.27		(0.74)		76

13.16	12.05	(3)	-	*	1.15	(4)	(0.13	)(4)	1.75	(4)	(0.73	)(4)	79	(6)

11.93	(1.57)		178		0.92	(4)	0.12	(4)	-		-		40

12.12	36.86		270		0.92		0.56		-		-		60

8.91	(33.61)		102		0.92		0.87		-		-		76

13.46	13.15		2		0.96	(4)	0.09	(4)	-		-		79	(6)

11.53	(1.79)		15		1.46	(4)	(0.45	)(4)	-		-		40

11.74	36.18		13		1.46		0.00		-		-		60

8.63	(34.02)		4		1.47		0.15		-		-		76

13.08	11.94		1		1.49		(0.48)		-		-		79

11.78	1.55		-	*	1.51		(0.57)		-		-		93

11.60	2.93		-	*	1.56	(4)	(0.88	)(4)	-		-		79	(8)

IVY LARGE CAP GROWTH FUND (Continued)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Distribu- tions From Net Investment Income	Distribu- tions From Net Realized Gains	Total Distribu- tions
Class Y Shares
Six-month period ended 9-30-2010 (unaudited)	$12.01	$0.00	(2)	$(0.19	)(2)	$(0.19)	$-	$-	$-
Fiscal year ended 3-31-2010	8.83	0.05	(2)	3.19	(2)	3.24	(0.06)	-	(0.06)
Fiscal year ended 3-31-2009	13.35	0.05	(2)	(4.55	)(2)	(4.50)	(0.02)	-	(0.02)
Fiscal year ended 3-31-2008	11.97	(0.01	)(2)	1.51	(2)	1.50	-	(0.12)	(0.12)
Fiscal year ended 3-31-2007	11.74	(0.01)		0.24		0.23	-	-	-
Fiscal year ended 3-31-2006	9.62	(0.04)		2.16		2.12	-	-	-

(1)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.
(2)	Based on average weekly shares outstanding.
(3)	Total return calculated without taking into account the sales load deducted on an initial purchase.
(4)	Annualized.
(5)	For the period from April 2, 2007 (commencement of operations of the class) through March 31, 2008.
(6)	For the fiscal year ended March 31, 2008.
(7)	For the period from December 29, 2005 (commencement of operations of the class) through March 31, 2006.
(8)	For the fiscal year ended March 31, 2006.
*	Not shown due to rounding.

See Accompanying Notes to Financial Statements.

Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(1)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(1)		Portfolio Turnover Rate

$11.82	(1.58)%	$109	1.06	%(4)	(0.04	)%(4)	1.17	%(4)	(0.15	)%(4)	40%

12.01	36.69	112	1.06		0.41		1.17		0.30		60

8.83	(33.74)	79	1.06		0.42		1.19		0.29		76

13.35	12.42	109	1.06		(0.04)		1.19		(0.17)		79

11.97	1.96	59	1.08		(0.13)		1.19		(0.24)		93

11.74	22.04	66	1.20		(0.40)		1.21		(0.41)		79

IVY FUNDS

6300 Lamar Avenue Shawnee Mission, Kansas 66202-9217

(913) 236-2000

STATEMENT OF ADDITIONAL INFORMATION

April 15, 2011

This Statement of Additional Information (the “SAI”) relates to the reorganization of Ivy Capital Appreciation Fund (the “Cap Appreciation Fund”) into Ivy Large Cap Growth Fund (the “Large Cap Growth Fund” and, together with the Cap Appreciation Fund, the “Funds”, each a Fund) (the “Reorganization”), each a series of Ivy Funds, a Delaware statutory trust (the “Trust”).

This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Information Statement dated April 15, 2011 (the “Prospectus/Information Statement”), which relates to the Reorganization. As described in the Prospectus/Information Statement, in the Reorganization, the Cap Appreciation Fund will transfer all of its assets to the Large Cap Growth Fund in exchange for the Large Cap Growth Fund’s assumption of all of the Cap Appreciation Fund’s liabilities and shares of the Large Cap Growth Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the transferred assets and liabilities.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. The Prospectus/Information Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Trust at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement.

I. Additional Information about the Large Cap Growth Fund.

Further information about Class A shares, Class B shares, Class C shares, Class E shares, Class I shares, Class R shares and Class Y shares of the Large Cap Growth Fund is contained in, and incorporated herein by reference to, the Statement of Additional Information for the Large Cap Growth Fund dated July 30, 2010 (as supplemented October 7, 2010, November 10, 2010, November 19, 2010 and November 30, 2010 (File No. 811-06569).

II. Financial Statements.

The audited financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended March 31, 2010, for the Cap Appreciation Fund and the audited financial statements and financial highlights and related Report of Independent Registered Public Accounting Firm included in the Annual Report for the fiscal year ended March 31, 2010, for the Large Cap Growth Fund are incorporated herein by reference.

1

The unaudited financial statements included in the Semi-Annual Report for the six months ended September 30, 2010, for the Cap Appreciation Fund and the unaudited financial statements included in the Semi-Annual Report for the six months ended September 30, 2010, for the Large Cap Growth Fund are incorporated herein by reference.

III. Pro Forma Financial Statements.

2

IVY LARGE CAP GROWTH FUND PRO FORMA STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2010 AND THE PRO FORMA STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2010 (UNAUDITED)

The following unaudited Pro Forma Statement of Assets and Liabilities, including the unaudited Pro Forma Schedule of Investments of Ivy Large Cap Growth Fund as of September 30, 2010 has been derived from the respective unaudited Statements of Assets and Liabilities, including the Schedules of Investments, of Ivy Capital Appreciation Fund and Ivy Large Cap Growth Fund as of September 30, 2010.

The unaudited Pro Forma Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of the financial condition that would have resulted if the Reorganization had been consummated on September 30, 2009, and reflects pro forma adjustments which are directly attributable to the Reorganization. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Ivy Large Cap Growth Fund and Ivy Capital Appreciation Fund incorporated by reference in this Statement of Additional Information.

3

PRO FORMA SCHEDULE OF INVESTMENTS SEPTEMBER 30, 2010

(Unaudited)

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
			COMMON STOCKS
			Aerospace & Defense—4.8%
—	82	82	Boeing Company (The)	$—	$5,456	$5,456
—	90	90	General Dynamics Corporation	—	5,653	5,653
—	110	110	Honeywell International Inc.	—	4,833	4,833
189	124	313	Precision Castparts Corp.	24,120	15,792	39,912
—	42	42	Raytheon Company	—	1,920	1,920
—	125	125	Rockwell Collins, Inc.	—	7,281	7,281

				24,120	40,935	65,055

			Air Freight & Logistics—0.9%
10	80	90	FedEx Corporation	838	6,840	7,678
—	70	70	United Parcel Service, Inc., Class B	—	4,668	4,668

				838	11,508	12,346

			Apparel Retail—0.2%
—	220	220	American Eagle Outfitters, Inc.	—	3,291	3,291

			Apparel, Accessories & Luxury Goods—0.7%
—	207	207	Under Armour, Inc., Class A (A)	—	9,301	9,301

			Application Software—1.4%
168	—	168	salesforce.com, inc. (A)	18,771	—	18,771

			Asset Management & Custody Banks—2.9%
—	30	30	BlackRock, Inc., Class A	—	5,108	5,108
—	280	280	Invesco Ltd.	—	5,944	5,944
—	635	635	Janus Capital Group Inc.	—	6,953	6,953
414	—	414	T. Rowe Price Group, Inc.	20,750	—	20,750

				20,750	18,005	38,755

			Auto Parts & Equipment—0.5%
—	140	140	BorgWarner Inc. (A)	—	7,367	7,367

			Automotive Retail—0.9%
29	—	29	AutoZone, Inc. (A)	6,570	—	6,570
114	—	114	O’Reilly Automotive, Inc. (A)	6,086	—	6,086

				12,656	—	12,656

			Biotechnology—0.9%
—	310	310	Gilead Sciences, Inc. (A)	—	11,039	11,039
—	40	40	Vertex Pharmaceuticals Incorporated (A)	—	1,383	1,383

					12,422	12,422

4

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
			Broadcasting—0.5%
162	—	162	Discovery Holding Company, Class A (A)	$7,046	$—	$7,046

			Casinos & Gaming—3.0%
370	—	370	Las Vegas Sands, Inc. (A)	12,895	—	12,895
277	40	317	Wynn Resorts, Limited	24,009	3,471	27,480

				36,904	3,471	40,375

			Communications Equipment—4.7%
1,130	300	1,430	Cisco Systems, Inc. (A)	24,747	6,570	31,317
130	—	130	Juniper Networks, Inc. (A)	3,930	—	3,930
504	125	629	QUALCOMM Incorporated	22,750	5,640	28,390

				51,427	12,210	63,637

			Computer Hardware—9.5%
254	120	374	Apple Inc. (A)	72,017	34,049	106,066
183	310	493	Hewlett-Packard Company	7,686	13,042	20,728

				79,703	47,091	126,794

			Computer Storage & Peripherals—3.3%
764	135	899	NetApp, Inc. (A)	38,035	6,722	44,757

			Construction & Engineering—0.5%
—	140	140	Fluor Corporation	—	6,934	6,934

			Consumer Finance—1.6%
406	100	506	American Express Company	17,060	4,203	21,263

			Data Processing & Outsourced Services—3.5%
—	26	26	MasterCard Incorporated, Class A	—	5,824	5,824
323	230	553	Visa Inc., Class A	23,964	17,080	41,044

				23,964	22,904	46,868

			Department Stores—1.7%
388	50	438	Kohl’s Corporation (A)	20,440	2,634	23,074

			Diversified Chemicals—0.2%
—	85	85	Dow Chemical Company (The)	—	2,334	2,334

			Electrical Components & Equipment—2.3%
562	—	562	Emerson Electric Co.	29,589	—	29,589
—	11	11	First Solar, Inc. (A)	—	1,621	1,621

				29,589	1,621	31,210

			Environmental & Facilities Services—0.6%
120	—	120	Stericycle, Inc. (A)	8,310	—	8,310

5

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
			Fertilizers & Agricultural Chemicals—0.3%
15	75	90	Monsanto Company	$729	$3,595	$4,324

			Footwear—1.3%
113	100	213	NIKE, Inc., Class B	9,032	8,014	17,046

			General Merchandise Stores—0.5%
124	—	124	Target Corporation	6,637	—	6,637

			Health Care Distributors—0.4%
—	92	92	McKesson Corporation	—	5,684	5,684

			Health Care Equipment—1.0%
—	379	379	Hologic, Inc. (A)	—	6,068	6,068
28	—	28	Intuitive Surgical, Inc. (A)	8,030	—	8,030

				8,030	6,068	14,098

			Home Improvement Retail—0.4%
52	—	52	Home Depot, Inc. (The)	1,638	—	1,638
—	150	150	Lowe’s Companies, Inc.	—	3,344	3,344

				1,638	3,344	4,982

			Homebuilding—0.2%
—	280	280	Pulte Homes, Inc. (A)	—	2,453	2,453

			Hotels, Resorts & Cruise Lines—3.2%
308	14	322	Carnival Corporation	11,753	546	12,299
401	175	576	Starwood Hotels & Resorts Worldwide, Inc.	21,073	9,196	30,269

				32,826	9,742	42,568

			Household Products—1.2%
64	45	109	Colgate-Palmolive Company	4,888	3,459	8,347
—	120	120	Procter & Gamble Company (The)	—	7,196	7,196

				4,888	10,655	15,543

			Human Resource & Employment Services—0.4%
—	105	105	Manpower Inc.	—	5,481	5,481

			Hypermarkets & Super Centers—0.9%
—	183	183	Costco Wholesale Corporation	—	11,815	11,815

			Industrial Conglomerates—0.6%
—	100	100	General Electric Company	—	1,625	1,625
—	300	300	Textron Inc.	—	6,168	6,168

				—	7,793	7,793

			Industrial Gases—1.1%
168	—	168	Praxair, Inc.	15,137	—	15,137

6

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
			Integrated Oil & Gas—0.4%
—	30	30	Exxon Mobil Corporation	$—	$1,854	$1,854
—	40	40	Occidental Petroleum Corporation	—	3,132	3,132

				—	4,986	4,986

			Internet Software & Services—5.0%
72	54	126	Google Inc., Class A (A)	37,909	28,392	66,301

			Investment Banking & Brokerage—1.5%
—	625	625	Charles Schwab Corporation (The)	—	8,687	8,687
—	60	60	Goldman Sachs Group, Inc. (The)	—	8,675	8,675
—	90	90	Morgan Stanley	—	2,221	2,221

				—	19,583	19,583

			IT Consulting & Other Services—2.6%
553	—	553	Cognizant Technology Solutions Corporation, Class A (A)	35,671	—	35,671

			Life Sciences Tools & Services—0.3%
86	—	86	Thermo Fisher Scientific Inc. (A)	4,108	—	4,108

			Movies & Entertainment—0.6%
242	—	242	Walt Disney Company (The)	8,006	—	8,006

			Oil & Gas Drilling—0.9%
—	190	190	Transocean Inc. (A)	—	12,215	12,215

			Oil & Gas Equipment & Services—5.3%
245	350	595	Halliburton Company	8,115	11,575	19,690
536	318	854	Schlumberger Limited	33,024	19,593	52,617

				41,139	31,168	72,307

			Oil & Gas Exploration & Production—1.2%
—	60	60	Noble Energy, Inc.	—	4,505	4,505
—	165	165	Southwestern Energy Company (A)	—	5,518	5,518
—	138	138	Ultra Petroleum Corp. (A)	—	5,793	5,793

				—	15,816	15,816

			Other Diversified Financial Services—2.9%
844	215	1,059	JPMorgan Chase & Co.	32,116	8,185	40,301

			Personal Products—0.4%
82	—	82	Estee Lauder Companies Inc. (The), Class A	5,204	—	5,204

			Pharmaceuticals—4.5%
55	—	55	Abbott Laboratories	2,890	—	2,890
431	55	486	Allergan, Inc.	28,668	3,659	32,327

7

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
458	—	458	Teva Pharmaceutical Industries Limited, ADR	$24,133	$—	$24,133

				55,691	3,659	59,350

			Railroads—0.6%
—	98	98	Union Pacific Corporation	—	7,976	7,976

			Restaurants—2.1%
—	75	75	McDonald’s Corporation	—	5,588	5,588
488	—	488	Starbucks Corporation	12,490	—	12,490
228	—	228	YUM! Brands, Inc.	10,479	—	10,479

				22,969	5,588	28,557

			Semiconductors—3.0%
27	—	27	Altera Corporation	805	—	805
73	—	73	Broadcom Corporation, Class A	2,583	—	2,583
1,057	140	1,197	Microchip Technology Incorporated	33,243	4,403	37,646

				36,631	4,403	41,034

			Soft Drinks—2.1%
141	125	266	Coca-Cola Company (The)	8,275	7,315	15,590
185	25	210	PepsiCo, Inc.	12,291	1,661	13,952

				20,566	8,976	29,542

			Specialized Consumer Services—0.1%
—	105	105	H&R Block, Inc.	—	1,360	1,360

			Specialized Finance—0.1%
—	6	6	CME Group Inc.	—	1,615	1,615

			Specialty Chemicals—1.7%
—	61	61	Albemarle Corporation	—	2,855	2,855
233	150	383	Ecolab Inc.	11,827	7,611	19,438

				11,827	10,466	22,293

			Systems Software—3.9%
168	940	1,108	Microsoft Corporation	4,112	23,021	27,133
293	—	293	VMware, Inc., Class A (A)	24,896	—	24,896

				29,008	23,021	52,029

			Tobacco—0.6%
—	145	145	Philip Morris International Inc.	—	8,123	8,123

			TOTAL COMMON STOCKS—95.9%	$809,375	$483,129	$1,292,504
			(Cost: $1,095,643)

Principal	Principal	Principal	SHORT-TERM SECURITIES
			Commercial Paper (B)—2.8%
			Bemis Company, Inc.,
$—	$5,000	$5,000	0.260%, 10-4-10	—	5,000	5,000

8

SHARES			DESCRIPTION		VALUE
Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma		Ivy Large Cap Growth	Ivy Capital Appreciation Fund	Acquiring Fund Proforma
			Clorox Co.,
$—	$4,000	$4,000	0.350%, 10-20-10	$—	$3,999	$3,999
			E.I. du Pont de Nemours and Company,
2,500	—	2,500	0.190%, 10-18-10	2,500	—	2,500
			Heinz (H.J.) Finance Co. (Heinz (H.J.) Co.),
—	5,000	5,000	0.230%, 10-4-10	—	5,000	5,000
			Hewlett-Packard Company,
—	5,000	5,000	0.170%, 10-6-10	—	5,000	5,000
			IBM International Group Capital LLC (International Business Machines Corporation),
—	2,274	2,274	0.000%, 10-1-10	—	2,274	2,274
			Illinois Tool Works Inc.,
—	5,000	5,000	0.170%, 10-6-10	—	5,000	5,000
			Straight-A Funding, LLC (Federal Financing Bank):
—	3,000	3,000	0.170%, 10-7-10	—	3,000	3,000
—	5,100	5,100	0.210%, 11-5-10	—	5,098	5,098

				2,500	34,371	36,871

			Master Note—0.4%
			Toyota Motor Credit Corporation:
2,055	2,674	4,729	0.150%, 10-1-10 (C)	2,055	2,674	4,729

			United States Government Agency Obligations—0.7%
			Overseas Private Investment Corporation:
—	7,200	7,200	0.200%, 11-15-10 (C)	—	7,200	7,200
—	3,182	3,182	0.200%, 11-15-10 (C)	—	3,182	3,182

				—	10,382	10,382

			TOTAL SHORT-TERM SECURITIES—3.9%	$4,555	$47,427	$51,982
			(Cost: $51,982)
			TOTAL INVESTMENT SECURITIES—99.8%	$813,930	$530,556	$1,344,486

			(Cost: $1,147,625)
			CASH AND OTHER ASSETS, NET OF LIABILITIES—0.2%	(1,718)	4,773	3,055
			NET ASSETS—100.0%	$812,212	$535,329	$1,347,541	(D)

Notes to Proforma Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Rate shown is the yield to maturity at September 30, 2010.
(C)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010. Date shown represents the date that the variable rate resets.

9

(D)	No adjustments are shown to the unaudited Pro Forma Combined Portfolio of Investments due to the fact that upon consummation of the merger, securities will not need to be sold in order for the Acquiring Fund to comply with its prospectus restrictions. The foregoing sentence shall not restrict in any way the ability of IICO from buying or selling securities in the normal course of such Fund’s business and operations.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts.

The following unaudited Pro Forma Statement of Operations for Ivy Large Cap Growth Fund has been derived from the respective unaudited Statements of Operations of Ivy Large Cap Growth Fund and Ivy Capital Appreciation Fund for the twelve months ended September 30, 2010. Such information has been adjusted to give effect to the Reorganization as if it had occurred on October 1, 2009, and reflects Pro Forma adjustments that are directly attributable to the Reorganization and are expected to have a continuing impact.

The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of the results of operations that would have occurred if the Reorganization had been consummated on October 1, 2009. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of Ivy Large Cap Growth Fund and Ivy Capital Appreciation Fund incorporated by reference in this Statement of Additional Information.

10

Pro Forma Statement of Assets and Liabilities (Unaudited)

(000 omitted, except per share amounts)

September 30, 2010

	Large Cap Growth Fund	Capital Appreciation Fund	Pro forma Adjustments		Combining Pro Forma
ASSETS
Investment securities	$813,930	$530,556	$0		$1,344,486
Cash	0	0	$0		$0
Receivable for Investment securities sold	11,451	4,496	0		15,947
Other Assets	12,483	1,373	0		13,856

Total assets	837,864	536,425	0		1,374,289

LIABILITIES
Payable for investment securities purchased	11,134	0	0		11,134
Payable to Fund shareholders	13,622	551	0		14,173
Payable to affiliates	305	190	0		495
Other payables	591	328	29	(a)	948

Total liabilities	25,652	1,069	29		26,750

Net Assets	$812,212	$535,356	$(29)		$1,347,539

Net Assets
Capital paid in	$756,865	$728,528	$0		$1,485,393
Accumulated net realized loss on investments	(92,673)	(241,493)	0		(334,166)
Undistributed net investment income (loss)	(535)	15	(29)		(549)
Net unrealized appreciation on investments	148,555	48,306	0		196,861

Total Net Assets	$812,212	$535,356	$(29)		$1,347,539

Class A
Net Assets	454,282	315,130	(17	) (a)	769,395
Outstanding Shares	38,979	37,706	(10,643	) (b)	66,042
Net asset value per share	$11.65	8.36			11.65
Class B
Net Assets	8,755	6,248	0	(a)	15,002
Outstanding Shares	849	822	(217	) (b)	1,454
Net asset value per share	10.32	7.60			10.32
Class C
Net Assets	46,324	35,038	(2	) (a)	81,360
Outstanding Shares	4,319	4,571	(1,308	) (b)	7,582
Net asset value per share	10.73	7.66			10.73
Class E
Net Assets	1,083	2,372	0	(a)	3,455
Outstanding Shares	93	283	(79	) (b)	297
Net asset value per share	11.65	8.39			11.65
Class I
Net Assets	177,949	170,105	(9	) (a)	348,045
Outstanding Shares	14,911	20,122	(5,859	) (b)	29,174
Net asset value per share	11.93	8.45			11.93
Class R
Net Assets	14,808	0	0		14,808
Outstanding Shares	1,285	0	0		1,285
Net asset value per share	11.53	0.00			11.53

11

	Large Cap Growth Fund	Capital Appreciation Fund	Pro forma Adjustments		Combining Pro Forma
Class Y
Net Assets	109,011	6,463	0	(a)	115,474
Outstanding Shares	9,225	769	(225	) (b)	9,769
Net asset value per share	11.82	8.40			11.82

(a)	Accrued cost of one time proxy, accounting, legal and other costs borne 50% by Ivy Investment Management Company and 50% by the Acquired Fund. No expenses will be borne by the Acquiring Fund as a result of the reorganization.
(b)	Share adjustment—redemption of Acquired Fund’s shares and issuance of Acquiring Fund’s shares for net assets at NAV per share of each class of Acquiring Fund

See Accompanying Notes to Pro Forma Financial Statements.

12

Pro Forma Statement of Operations (Unaudited)

(000 omitted)

For the year ended September 30, 2010

	Ivy Large Cap Growth Fund	Ivy Capital Appreciation Fund	Pro forma Adjustments		Combining Pro Forma
Investment Income
Income
Dividends (net of foreign withholding tax)	$10,714	$6,547	$0		$17,261
Interest and amortization (net of foreign withholding tax)	26	71	0		97

Total income	10,740	6,618	0		17,358

Expenses
Investment management fee	6,071	3,504	79	(a)	9,654
Shareholder Servicing (Transfer Agency)
Class A	1,145	887	(125	) (b)	1,907
Class B	51	28	(1	) (b)	78
Class C	107	107	(5	) (b)	209
Class E	8	19	(0	) (b)	27
Class I	391	275	(0	) (b)	666
Class R	25	0	(0	) (b)	25
Class Y	162	11	(0	) (b)	173
Distribution and Service Fee	0
Class A	1,115	783			1,898
Class B	88	67			155
Class C	465	432			897
Class E	2	5			7
Class R	61	0			61
Class Y	262	18			280
Accounting Service Fees	227	151	(107	) (c)	271
Custodian Fees	31	28			59
Audit Fees	16	11	(11	) (d)	16
Legal Fees	8	4			12
Other	314	208	(9	) (e)	513

Total expenses	10,549	6,538	(179)		16,908

Expenses reimbursement	(689)	(15)	(284	) (f)	(988)

Net Expenses	9,860	6,523	(463)		15,920

Net investment income (loss)	$880	$95	$463		$1,438

Realized and Unrealized Gain (Loss) on Investments
Realized net gain (loss) on securities	$21,202	$(3,558)	$0		$17,644
Realized gain on written options	0	775	0		775
Unrealized appreciation in value of investments during the period	44,859	39,250	0		84,109
Unrealized appreciation (depreciation) in value of written options during the period	0	(200)	0		(200)

Net gain on investments	66,061	36,267	0		102,328

Net increase in net assets resulting from operations	$66,941	$36,362	$370		$103,673

(a)	Based on management fee of 0.69% of net assets.
(b)	Shareholder Servicing adjusted due to combining identical accounts as well as a reduction in out-of-pocket expenses
(c)	Accounting services fee adjustment due to lower annual fee due to a higher total net assets.
(d)	Audit fees adjustment due to combination of funds to one entity.
(e)	Decrease due to economies of scale achieved by merging funds.
(f)	Decrease due to expense waivers on surviving fund.

See Notes to Pro Forma Financial Statements.

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IVY LARGE CAP GROWTH FUND

NOTES TO PRO FORMA STATEMENT OF ASSETS AND LIABILITIES

AS OF SEPTEMBER 30, 2010

AND THE PRO FORMA STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED SEPTEMBER 30, 2010

(In thousands, except where otherwise noted) (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Ivy Large Cap Growth Fund and Ivy Capital Appreciation Fund are registered under the Investment Company Act of 1940, as amended (the 1940 Act), as diversified, open-end management investment companies. Ivy Large Cap Growth Fund’s investment objective is to invest primarily in a diversified portfolio of common stocks issued by higher quality, growth-oriented large- to mid-cap sized companies. Ivy Capital Appreciation Fund’s investment objective is to invest in a diversified portfolio of common stocks of companies that it considers to be high in quality and attractive in their long-term investment potential. Each Fund’s investment manager is Ivy Investment Management Company (IICO or the Manager).

Each Fund offers Class A, Class B, Class C, Class E, Class I and Class Y shares. The Ivy Large Cap Growth Fund also offers Class R. Class A and Class E shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class I, Class R and Class Y shares are sold without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class A, B, C, E, R and Y have separate distribution and/or service plans. Class I shares are not included in the plan. Class B shares will automatically convert to Class A shares 96 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by each Fund.

Securities Valuation. Each Fund’s investments are reported at fair value. Each Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the NYSE), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter equity securities and listed securities for which no price is readily available are valued at the average of the last bid and asked prices.

Security prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service authorized by the Board of Trustees. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Listed options are valued at the closing price by the independent pricing service unless the price is unavailable, in which case they are valued at either the mean between the last bid and asked price or using a valuation obtained from a dealer in that security. Over-the-counter options are valued at the price provided by a dealer in that security. Swaps are valued by the independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Futures contracts traded on an exchange are generally valued at the settlement price. Mutual funds, including investment funds, typically are valued at the net asset value reported as of the valuation date.

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Forward foreign currency contracts are valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE.

Senior loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service.

Short-term securities with maturities of 60 days or less are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. IICO, pursuant to procedures adopted by the Board of Trustees, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which market values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board of Trustees.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Upon notification from issuers, some of the distributions received from a real estate investment trust or publicly traded partnership may be redesignated as a reduction of cost of the related investment and/or realized gain.

Credit Risk. Certain Funds may hold high-yield and/or non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default.

Repurchase Agreements. Each Fund may purchase securities subject to repurchase agreements, which are instruments under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. Repurchase agreements are collateralized by the value of the resold securities which, during the entire period of the agreement, generally remains at least equal to the value of the agreement, including accrued interest thereon. The collateral for the repurchase agreement is held by a custodian bank.

Investments with Off-Balance Sheet Risk. Certain Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Statement of Assets and Liabilities.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (SEC) require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods and swaps), the Fund will segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments.

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Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Income Taxes. It is the policy of each Fund to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. In addition, each Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. Management of the Trust periodically reviews all tax positions to assess that it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of and for the fiscal year ended March 31, 2010, management believes that under this standard no liability for unrecognized tax positions is required. The Funds are subject to examination by U.S. federal and state authorities for returns filed for tax years after 2006.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Custodian Fees. “Custodian fees” in the Statement of Operations may include interest expense incurred by a Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Fund, at a rate equal to the custodian’s prime rate less 150 basis points. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Trustees and Chief Compliance Officer Fees. Fees paid to the Trustees can be paid in cash or deferred to a later date, at the election of each Trustee according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Fund records its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the office of the Chief Compliance Officer of the Funds are shown on the Statement of Operations.

Indemnifications. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Concentration of Risk. Certain Funds may have a concentration of risk which includes, but is not limited to, investing in international securities. International investing involves additional risks including, but not limited to, currency fluctuations, political or economic conditions affecting the foreign country and differences in accounting standards and foreign regulations.

Other. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported

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amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has performed a review for subsequent events through the date this report was issued.

2. BASIS OF COMBINATION

The Board of Trustees of the Trust at a meeting held on February 18, 2011 unanimously approved a proposed reorganization, in which the Ivy Large Cap Growth Fund series of the Trust will acquire all of the assets and assume all of the liabilities of the Ivy Capital Appreciation Fund in exchange for an equal aggregate net asset value (NAV) of newly issued shares of beneficial interest of the Ivy Large Cap Growth Fund series of the Trust (the Reorganization). As contemplated under the Reorganization, the Ivy Capital Appreciation Fund will distribute Ivy Large Cap Growth Fund shares of beneficial interest to its shareholders, after which it will liquidate and cease to be a series of the Trust. Under the Reorganization, shareholders of each class of shares of the Ivy Capital Appreciation Fund will receive shares of the same class in the Ivy Large Cap Growth Fund that they currently own. The aggregate NAV of Ivy Large Cap Growth Fund shares received by the Ivy Capital Appreciation Fund shareholders in the Reorganization will be equal to the aggregate NAV of the shareholders’ current shares of the Ivy Capital Appreciation Fund held on the business day prior to closing of the Reorganization, less the costs of the Reorganization attributable to their common shares. The Ivy Large Cap Growth Fund will continue to operate after the Reorganization as a separate series of the Trust.

The Reorganization is intended to be accounted for as a tax-free reorganization of investments companies. The unaudited Pro Forma Combined Schedule of Investments and Combined Statement of Assets and Liabilities reflect the financial position of the Funds at September 30, 2010. The unaudited Pro Forma Combined Statement of Operations reflects the results of operations of the Funds for the twelve months ended September 30, 2010. These statements have been derived from the books and records of the Funds at the dates indicated above in conformity with U.S. generally accepted accounting principles. As of September 30, 2010, the portfolio of securities held by the Ivy Capital Appreciation Fund complied with the fundamental investment restrictions of the Ivy Large Cap Growth Fund, and the Funds’ investment objectives were the same. The historical cost basis of investment securities is expected to be carried forward to the surviving entity. The fiscal year end for the Funds is March 31.

The accompanying pro forma combined financial statements should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Reorganization Statement of Additional Information. Such pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on September 30, 2009. Following the Reorganization, the Ivy Large Cap Growth Fund will be the accounting survivor.

Certain expenses of the Reorganization, estimated to be $29, will be borne by the Ivy Capital Appreciation Fund.

3. INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

Management Fees. IICO, a wholly owned subsidiary of Waddell & Reed Financial, Inc. (WDR), serves as each Fund’s investment manager. The management fee is accrued daily by each Fund at the following annual rates.

Fund	Net Asset Breakpoints	Annual Rate
Ivy Large Cap Growth Fund	Up to $1 Billion	0.70%
(pre and post merger)	Over $1 Billion up to $2 Billion	0.65%
	Over $2 Billion up to $3 Billion	0.60%
	Over $3 Billion	0.55%

Ivy Capital Appreciation Fund	Up to $1 Billion	0.65%
	Over $1 Billion up to $2 Billion	0.60%
	Over $2 Billion up to $3 Billion	0.55%
	Over $3 Billion	0.50%

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Accounting Services Fees. The Trust has an Accounting Services Agreement with Waddell & Reed Services Company, doing business as WI Services Company (WISC), an indirect subsidiary of WDR. Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Fund records, pricing of Fund shares and preparation of certain shareholder reports. For these services, each Fund pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

Accounting Services Fee
Average Net Asset Level (in millions)				Annual Fee Rate for Each Level
From	$0	to	$10	$0
From	$10	to	$25	$11.5
From	$25	to	$50	$23.1
From	$50	to	$100	$35.5
From	$100	to	$200	$48.4
From	$200	to	$350	$63.2
From	$350	to	$550	$82.5
From	$550	to	$750	$96.3
From	$750	to	$1,000	$121.6
From	$1,000 and Over			$148.5

In addition, for each class of shares in excess of one, each Fund pays WISC a monthly per-class fee equal to 2.5% of the monthly accounting services base fee.

Administrative Fee. Each Fund also pays WISC a monthly fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Fund’s net assets are at least $10 million.

Shareholder Servicing. General. Under the Shareholder Servicing Agreement between the Trust and WISC, with respect to Class A, Class B, Class C and Class E shares, for each shareholder account that was in existence at any time during the prior month, each Fund pays a monthly fee of $1.6958. For Class I and Class Y shares, each Fund pays a monthly fee equal to one-twelfth of 0.15 of 1% of the average daily net assets of the class for the preceding month. Each Fund also reimburses WISC for certain out-of-pocket costs for all classes.

Non-networked accounts. Each Fund pays WISC an annual fee (payable monthly) for each account of the Fund that is non-networked as shown above; however, WISC has agreed to reduce that fee if the number of total shareholder accounts within the Complex (Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Ivy Funds and Ivy Funds, Inc.) reaches certain levels.

Networked accounts. For certain networked accounts (that is, those accounts whose Fund shares are purchased through certain financial intermediaries), WISC has agreed to reduce its per account fees charged to the Funds to $0.50 per month per shareholder account. Additional fees may be paid by the Funds to those intermediaries. If the aggregate annual rate of the WISC transfer agent fee and the costs charged by the financial services companies exceeds $18.00 per account for a Fund, WISC will reimburse the Fund the amount in excess of $18.00.

Broker accounts. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by WISC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. Each Fund may pay such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

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Distribution and Service Plan. Class A and Class E Shares. Under a Distribution and Service Plan adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Distribution and Service Plan), each Fund may pay a distribution and/or service fee to Ivy Funds Distributors, Inc. (IFDI) for Class A and Class E shares in an amount not to exceed 0.25% of the Fund’s average annual net assets. The fee is to be paid to compensate IFDI for amounts it expends in connection with the distribution of the Class A and Class E shares and/or provision of personal services to Fund shareholders and/ or maintenance of shareholder accounts of that class.

Class B and Class C Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a service fee not to exceed 0.25% and a distribution fee not to exceed 0.75% of the Fund’s average annual net assets for Class B and Class C shares to compensate IFDI for its services in connection with the distribution of shares of that class and/or provision of personal services to Class B or Class C shareholders and/or maintenance of shareholder accounts of that class.

Class R Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.50%, on an annual basis, of the average daily net assets of the Fund’s Class R shares to compensate IFDI for, either directly or through third parties, distributing the Class R shares of that Fund, providing personal services to Class R shareholders and/or maintaining Class R shareholder accounts.

Class Y Shares. Under the Distribution and Service Plan, each Fund may pay IFDI a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Fund’s Class Y shares to compensate IFDI for, either directly or through third parties, distributing the Class Y shares of that Fund, providing personal services to Class Y shareholders and/or maintaining Class Y shareholder accounts.

Sales Charges. As principal underwriter for the Trust’s shares, IFDI receives sales commissions (which are not an expense of the Trust) for Class A and Class E shares. A contingent deferred sales charge (CDSC) may be assessed against a shareholder’s redemption amount of Class B, Class C or certain Class A and Class E shares and is paid to IFDI. During the twelve months ended September 30, 2010, IFDI received the following amounts in sales commissions and CDSC:

	Gross Sales Commissions	CDSC
		Class A	Class B	Class C	Class E
Ivy Large Cap Growth Fund	$449	$4	$13	$7	$—
Ivy Capital Appreciation Fund	484	—	12	3	—

With respect to Class A, Class B, Class C and Class E shares, IFDI pays sales commissions and all expenses in connection with the sale of the Trust’s shares, except for registration fees and related expenses. During the twelve months ended September 30, 2010, the following amounts were paid by IFDI:

Ivy Large Cap Growth Fund	$523
Ivy Capital Appreciation Fund	506

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Expense Reimbursements and/or Waivers. Fund and class expense limitations and related waivers/reimbursements for the twelve months are as follows:

Fund Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Expense Reduced
Ivy Large Cap Growth Fund	Class A	Contractual	8-1-2008	7-31-2011	1.15%	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	8-1-2008	7-31-2011	1.15%	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	8-1-2008	7-31-2011	1.06%	12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	NA
Ivy Capital Appreciation Fund	Class E	Contractual	8-1-2008	7-31-2011	1.15%	12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	NA
Acquiring Fund ProForma	Class A	Contractual	Effective Date of Merger	7-31-2014	1.15%	12b-1 Fees and/or Shareholder Servicing
	Class B	Contractual	Effective Date of Merger	7-31-2014	2.15%	12b-1 Fees and/or Shareholder Servicing
	Class C	Contractual	Effective Date of Merger	7-31-2014	1.96%	12b-1 Fees and/or Shareholder Servicing
	Class E	Contractual	Effective Date of Merger	7-31-2014	1.15%	12b-1 Fees and/or Shareholder Servicing
	Class I	Contractual	Effective Date of Merger	7-31-2014	0.89%	12b-1 Fees and/or Shareholder Servicing
	Class Y	Contractual	Effective Date of Merger	7-31-2014	1.06%	12b-1 Fees and/or Shareholder Servicing
	Class Y	Voluntary	NA	NA	Not to exceed Class A	NA

Any amounts due to the Funds as a reimbursement but not paid as of September 30, 2010 are shown as a receivable from affiliate on the Statement of Assets and Liabilities.

4. INVESTMENT VALUATIONS

Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. An individual investment’s fair

20

value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1	—	unadjusted quoted prices in active markets for identical securities
Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3	—	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The following tables summarize the valuation of each Fund’s investments by the above fair value hierarchy levels as of September 30, 2010.

Ivy Large Cap Growth Fund	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$809,375	$—	$—
Short-Term Securities	—	4,555	—

Total Investments in Securities	$809,375	$4,555	$—

Ivy Capital Appreciation Fund	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$483,129	$—	$—
Short-Term Securities	—	47,427	—

Total Investments in Securities	$483,129	$47,427	$—

As shown above, the Funds may own different types of assets that are classified as Level 2 or Level 3. Assets classified as Level 2 can have a variety of observable inputs, including, but not limited to, benchmark yields, reported trades, broker quotes, benchmark securities, and bid/offer quotations. These observable inputs are collected and utilized, primarily by an independent pricing service, in different evaluated pricing approaches depending upon the specific asset to determine a value.

Securities’ values included in the reconciliations above have been primarily determined through the use of a single quote (or multiple quotes) from dealer(s) in the securities using proprietary valuation models. These quotes involve significant unobservable inputs, and thus the related securities are classified as Level 3 investments.

5. FEDERAL INCOME TAX MATTERS

For Federal income tax purposes, cost of investments owned at September 30, 2010 and the related unrealized appreciation (depreciation) were as follows:

Fund	Cost of investments	Gross appreciation	Gross depreciation	Net unrealized appreciation (depreciation)
Ivy Large Cap Growth Fund	$676,012	$141,562	$3,644	$137,918
Ivy Capital Appreciation Fund	489,770	72,802	32,016	40,786

The tax cost of investments will remain unchanged for the combined fund.

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For Federal income tax purposes, the Funds’ distributed and undistributed earnings and profit for the fiscal year ended March 31, 2010 and the related net capital losses and post-October activity were as follows:

	Ivy Large Cap Growth Fund	Ivy Capital Appreciation Fund
Net ordinary income	$2,736	$829
Distributed ordinary income	3,888	540
Undistributed ordinary income	—	289

Realized long term capital gains	—	—
Distributed long term capital gains	—	—
Undistributed long term capital gains	—	—
Post-October losses deferred	—	1,871

Internal Revenue Code regulations permit each Fund to defer into its next fiscal year net capital losses or net long-term capital losses and currency losses incurred between each November 1 and the end of its fiscal year (post-October losses). Distributions shown above may be reported differently to individual shareholders.

Capital loss carryovers are available to offset future net realized gains incurred in the eight taxable years succeeding the loss year for Federal income tax purposes. The following tables show the totals by year in which the capital loss carryovers will expire if not utilized.

	Ivy Large Cap Growth Fund	Ivy Capital Appreciation Fund
March 31, 2017	$37,506	$67,670
March 31, 2018	32,974	162,357

Total carryover	$70,480	$230,027

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers.

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6. MULTICLASS OPERATIONS

The Trust has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	For the twelve months ended September 30, 2010
Ivy Large Cap Growth Fund	Shares	Value
Shares issued from sale of shares:
Class A	11,321	$127,629
Class B	268	2,685
Class C	1,052	10,981
Class E	30	349
Class I	8,191	94,808
Class R	987	10,941
Class Y	3,100	35,472
Shares issued in reinvestment of distributions to shareholders:
Class A	141	1,575
Class B	—	—
Class C	—	—
Class E	— *	4
Class I	45	511
Class R	1	10
Class Y	42	475
Shares redeemed:
Class A	(12,693)	(143,112)
Class B	(314)	(3,156)
Class C	(1,179)	(12,244)
Class E	(11)	(131)
Class I	(14,592)	(169,604)
Class R	(369)	(4,130)
Class Y	(2552)	(29,239)

Net decrease	(6,532)	$76,176

*	Not shown due to rounding.

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	For the twelve months ended September 30, 2010
Ivy Capital Appreciation Fund	Shares	Value
Shares issued from sale of shares:
Class A	17,461	$142,584
Class B	202	1,511
Class C	945	7,105
Class E	45	367
Class I	4,149	33,803
Class Y	294	2,481
Shares issued in reinvestment of distributions to shareholders:
Class A	12	97
Class B	—	—
Class C	—	—
Class E	— *	3
Class I	44	363
Class Y	— *	2
Shares redeemed:
Class A	(15,206)	(123,832)
Class B	(298)	(2,213)
Class C	(2,946)	(22,007)
Class E	(39)	(318)
Class I	(3,908)	(32,126)
Class Y	(397)	(3,227)

Net increase	358	$4,593

*	Not shown due to rounding.

7. DERIVATIVE INSTRUMENTS

The following disclosures contain information on why and how the Funds use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Funds’ financial position and results of operations when presented by primary underlying risk exposure.

Forward Foreign Currency Contracts. Certain Funds may enter into forward foreign currency contracts (forward contracts) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the NYSE as provided by a bank, dealer or independent pricing service. The resulting unrealized appreciation and depreciation is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

Risks to a Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received.

Futures Contracts. Certain Funds may engage in buying and selling futures contracts. Upon entering into a futures contract, the Fund is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent payments (variation margins) are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying debt security or index.

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Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified in the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Fund is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Swap Agreements. Certain Funds may invest in swap agreements.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. A Fund may enter into credit default swaps in which either it or its counterparty act as the guarantor.

Total return swaps involve a commitment to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities representing a variety of securities or a particular index. To the extent the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Variance swaps involve a contract in which two parties agree to exchange cash flows based on the measured variance of a specified underlying security or index during a certain time period. On the trade date, the two parties agree on the strike price of the contract (the reference level against which cash flows are exchanged), as well as the number of units in the transaction and the length of the contract. Like an option contract, the value of a variance swap is influenced by both realized and implied volatility, as well as the passage of time. A Fund may enter into variance swaps to manage volatility risk.

The creditworthiness of firms with which a Fund enters into a swap agreement is monitored by IICO. If a firm’s creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Fund will have contractual remedies pursuant to the agreement related to the transaction.

Option Contracts. Options purchased by a Fund are accounted for in the same manner as marketable portfolio securities. The cost of portfolio securities acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from securities sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current market value of the option written. The current market value of an option is the last sales price on the principal exchange on which the option is traded or, in the absence of transactions, the mean between the bid and asked prices or at a value supplied by a broker-dealer. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold) and the liability related to such option is extinguished. When a call option is exercised, the premium is added to the proceeds from the sale of the

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underlying security in determining whether a Fund has realized a gain or loss. For each Fund, when a written put is exercised, the cost basis of the securities purchased by a Fund is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Fund’s exposure to the underlying security (or basket of securities). With written options, there may be times when a Fund will be required to purchase or sell securities to meet its obligation under the option contract where the required action is not beneficial to the Fund, due to unfavorable movement of the market price of the underlying security (or basket of securities). Additionally, to the extent a Fund enters into over-the-counter (OTC) option transactions with counterparties, the Fund will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Collateral. The Fund may mitigate counterparty risk through credit support annexes (CSA) included with an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement which is the standard contract governing most derivative transactions between the Fund and each of its counterparties. The CSA allows the Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the CSA. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for additional information with respect to collateral practices.

Objectives and Strategies

Ivy Capital Appreciation Fund. The Fund’s objective in using derivatives during the period was to enhance the performance of the Fund by adding premium income from written options. To achieve this objective, the Fund had written primarily deep out of the money calls and puts on individual domestic equity securities.

There were no open derivative instruments as of September 30, 2010.

The effect of derivative instruments on the Statement of Operations for the twelve months ended September 30, 2010:

Type of Risk Disclosure	Location of Gain (Loss) on Derivatives Recognized in the Statement of Operations	Realized Gain (Loss) on Derivatives Recognized in the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
Equity	Net realized gain (loss) on written options/ Net change in unrealized appreciation (depreciation) on written options	$775	$(200)

During the fiscal period ended September 30, 2010, the Fund’s average number of written option contracts outstanding was less 2. This number is rounded.

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8. CAPITAL SHARES

The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at September 30, 2010, in connection with proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Acquired Fund, as of September 2010, divided by the net asset value per share of the shares of Acquiring Fund as of September 30, 2010. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at September 30, 2010 (000 Omitted):

Class of Shares	Shares of Acquiring Fund Pre- Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post- Combination
Class A	38,979	27,063	66,042
Class B	849	605	1,454
Class C	4,319	3,263	7,582
Class E	93	204	297
Class I	14,911	14,263	29,174
Class R	1,285	0	1,285
Class Y	9,225	544	9,769

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